Exhibit 10.1

                           HEICO SAVINGS AND INVESTMENT PLAN
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                                TABLE OF CONTENTS
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
Article 1 INTRODUCTION .................................................................. 1

Article 2 DEFINITIONS.................................................................... 1

Article 3 ELIGIBILITY AND PARTICIPATION ................................................. 9
 3.01       Participation in the Plan. .................................................. 9
 3.02       Rollover Contributions.......................................................10
 3.03       Acquisitions ................................................................10

Article 4 CONTRIBUTIONS .................................................................10
 4.01       Elective Deferral Contributions..............................................10
 4.02       Elections Regarding Elective Deferral Contributions. ........................12
 4.03       Catch-Up Contributions. .....................................................12
 4.04       Employer Contributions. .....................................................13
 4.05       After-Tax Contributions......................................................14
 4.06       Rollover Contributions.......................................................14
 4.07       Form and Timing of Contributions. ...........................................14
 4.08       Nondeductible Contributions and Contributions Made by Mistake of Fact .......14
 4.09       Forfeitures. ................................................................15
 4.10       Investment Funds ............................................................15
 4.11       Investment of Contributions..................................................15

Article 5 MAXIMUM BENEFITS ..............................................................16
 5.01       Limitation on Annual Additions...............................................16
 5.02       Increase in Limitations on Annual Additions .................................18

Article 6 ACCOUNTS AND ALLOCATIONS.......................................................18
 6.01       Participant Accounts.........................................................18
 6.02       Value of Account as of Valuation Date........................................19
 6.03       Allocation of Adjustments....................................................19

Article 7 SPECIAL DISCRIMINATION RULES...................................................20
 7.01       Average Actual Deferral Percentage Limitation................................20
 7.02       Average Actual Contribution Percentage Limitation............................24

Article 8 VESTING .......................................................................28
 8.01       Vested Percentage of Accounts................................................28
 8.02       Amount Subject to Distribution Upon Termination of Employment................28
 8.03       Forfeitures. ................................................................28

Article 9 IN-SERVICE WITHDRAWALS.........................................................30
 9.01       Hardship Withdrawals.........................................................30
 9.02       Suspension of Contributions Due to Hardship Withdrawal.......................31

Article 10 PAYMENTS TO PARTICIPANTS AND THEIR BENEFICIARIES..............................32
 10.01      Definitions..................................................................32
 10.02      Commencement of Distribution ................................................32
 10.03      Forms of Payments............................................................33
 10.04      Prior Employer Accounts. ....................................................33
 10.05      Valuation Upon Distribution .................................................34
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
 10.06      Payments When a Loan is Outstanding..........................................34
 10.07      Minimum Distribution Requirements............................................34
 10.08      Qualified Domestic Relations Orders..........................................38
 10.09      Payment to Minors and Incapacitated Persons..................................38
 10.10      Notices to Participants......................................................39
 10.11      Eligible Rollover Distributions. ............................................39
 10.12      Age 59 1/2 Withdrawals.......................................................40

Article 11 LOANS ........................................................................40
 11.01      Availability of Loans........................................................40
 11.02      Amount of Loans..............................................................40
 11.03      Conditions of the Loan.......................................................40
 11.04      Loan Policy .................................................................41

Article 12 LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN PROVISIONS............................41
 12.01      Effect of Article............................................................41
 12.02      Definitions..................................................................41
 12.03      Purpose and Nature of the Leveraged ESOP. ...................................42
 12.04      Requirements as to Exempt Loans .............................................42
 12.05      Use of Exempt Loan Proceeds. ................................................44
 12.06      Allocations and Accounting. .................................................44
 12.07      Use of Cash Dividends on Common Stock. ......................................45
 12.08      Pass-Through of Dividends on Company Stock...................................46
 12.09      Common Stock Cash Dividends..................................................46
 12.10      Diversification Election.....................................................47
 12.11      Voting and Tendering of Company Stock........................................48

Article 13 TOP-HEAVY PROVISIONS .........................................................48
 13.01      Top-Heavy....................................................................48
 13.02      Modification of Top-Heavy Rules .............................................50

Article 14 PLAN ADMINISTRATION...........................................................52
 14.01      Committee....................................................................52
 14.02      Powers of the Committee......................................................52
 14.03      Indemnification of Members of the Committee .................................53
 14.04      Liabilities for which Members of the Committee are Indemnified ..............53
 14.05      Company's Right to Settle Claims ............................................53
 14.06      Fiduciary Liability Insurance ...............................................53
 14.07      Designation of Members of the Committee as Named Fiduciaries.................53
 14.08      Procedures for Allocating or Delegating Fiduciary Responsibilities ..........53
 14.09      Filing of Claim..............................................................54
 14.10      Time for Initial Decision....................................................54
 14.11      Notice of Denial.............................................................54
 14.12      Manner of Reconsideration ...................................................54
 14.13      Time for Reconsideration.....................................................54
 14.14      Notice of Adverse Decision on Reconsideration................................54
 14.15      Expenses of the Committee....................................................54
 14.16      Conduct of Committee Business................................................55
 14.17      Agent for Service of Process.................................................55
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
Article 15 AMENDMENT AND TERMINATION.....................................................55
 15.01      Right to Amend...............................................................55
 15.02      Termination and Discontinuance of Contributions..............................55
 15.03      Supplements..................................................................56
 15.04      Merger of the Plan...........................................................56

Article 16 PARTICIPATING EMPLOYERS.......................................................56
 16.01      Participation by Participating Employers.....................................56
 16.02      Withdrawal of Participating Employers .......................................56
 16.03      Requirements of Participating Employers......................................57
 16.04      Transfers Between Participating Employers ...................................57
 16.05      Participating Employer Contributions.........................................57

Article 17 MISCELLANEOUS ................................................................57
 17.01      Laws of Florida to Apply ....................................................57
 17.02      Protected Benefits ..........................................................57
 17.03      Credit for Qualified Military Service .......................................58
 17.04      No Rights under the Plan except as Set Forth Herein .........................58
 17.05      Undefined Terms..............................................................58
 17.06      Number and Gender ...........................................................58

APPENDIX A       PARTICIPATING EMPLOYERS IN THE HEICO SAVINGS AND INVESTMENT PLAN .......59

APPENDIX B       PRIOR EMPLOYER ACCOUNTS.................................................60

APPENDIX C       SPECIAL RULES FOR PARTICIPANTS WITH PRIOR EMPLOYER ACCOUNTS.............61
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                           HEICO SAVINGS AND INVESTMENT PLAN

                                    ARTICLE 1
                                  INTRODUCTION
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HEICO Corporation ("HEICO") adopted the HEICO Savings and Investment Plan (the
"Plan") effective January 1, 1985 for the benefit of employees of HEICO and participating affiliated companies. The Plan is hereby amended and restated in its entirety effective January 1, 2007 (except for those sections of the Plan that have an alternate effective date).

The Plan is intended to be an employee stock ownership plan within the meaning of Code Section 4975(e)(7) which is designed to invest primarily in Common Stock and a stock bonus plan within the meaning of Treasury Regulation Section 1.401-1(b)(1)(iii) that is qualified under Code Section 401(a). The purposes of the Plan are (i) to encourage Employee savings by establishing a formal plan under which Employee contributions are supplemented by Employer contributions to create a flexible and competitive total compensation program for Employees, and
(ii) to allow Employees the option to defer a portion of their compensation on a pre-tax basis.

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

    The following terms when used herein shall have the designated meaning unless a different meaning is plainly required by the context in which the term is used:

    2.01 "Accounts" shall mean the Account established and maintained by the Committee or Trustee for each Participant or his Beneficiary to which shall be allocated each Participant's interest in the Trust, and all dividends, income, gains and losses attributable thereto. Each Account shall be comprised of the sub-accounts described in Section 6.01.

    2.02 "Actual Deferral Percentage" shall mean the ratio, expressed as a percentage, of Elective Deferral Contributions on behalf of a Participant for the Plan Year to the Participant's Compensation for the Plan Year. The Actual Deferral Percentage of each Participant shall be rounded to the nearest 100th of 1% of such Participant's Compensation. The Actual Deferral Percentage of a Participant who makes no Elective Deferral Contributions during a Plan Year is zero.

    2.03 "Adjustment" shall mean, for a Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Investment Fund since the immediately preceding Valuation Date.

    2.04 "Affiliate" shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

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    2.05   "Authorized Leave of Absence" shall mean that period during which the Participant is absent without Compensation and for which the Committee, in its sole discretion, has determined him to be on a "Leave of Absence" instead of having terminated his Employment. However, such discretion of the Committee shall be exercised in a nondiscriminatory manner. In all events, a Leave of Absence by reason of service in the armed forces of the United States shall end no later than the time at which a Participant's re-employment rights as a member of the armed forces cease to be protected by law; and a Leave of Absence for any other reason shall end after six (6) months, except that if the Participant resumes employment with the Employer prior thereto, the Leave of Absence shall end on such date of resumption of employment. The date that the Leave of Absence ends shall be deemed the Termination Date if the Participant does not resume employment with the Employer. In determining a Year of Service for Accrual of Benefits, all such Leaves of Absence shall be considered periods when the Employee is a Participant.

    2.06 "Average Actual Deferral Percentage" shall mean the average, expressed as a percentage, of the Actual Deferral Percentages of the Participants. The Average Actual Deferral Percentage of the Participants shall be rounded to the nearest 100th of 1%. If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Elective Deferral Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

    2.07 "Actual Contribution Percentage" shall mean the ratio, expressed as a percentage, of the sum of the after-tax contributions and Employer Contributions under the Plan on behalf of a Participant for the Plan Year to the Participant's Compensation for the Plan Year. The Actual Contribution Percentage of each Participant shall be rounded to the nearest 100th of such Participant's Compensation.

    2.08 "Average Actual Contribution Percentage" shall mean the average, expressed as percentage, of the Contribution Percentages of the Participants. The Average Actual Contribution Percentage of the Participants shall be rounded to the nearest 100th of 1%. If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code
Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

    2.09 "Beneficiary" shall mean any person, including a contingent beneficiary or beneficiaries, designated by a Participant to receive benefits payable in the event of the death of a Participant; except that the Beneficiary of a Participant who is married shall be the Participant's spouse, unless such spouse consents in writing to the Participant's designation of a Beneficiary other than such spouse. Such written consent must be on a form acceptable to the Committee, delivered to the Committee, signed by the consenting spouse and notarized. Such consent shall not be required if it is established to the satisfaction of the Committee that there is no spouse or the spouse cannot be located. If no Beneficiary is designated or a designation is revoked, or if a designated Beneficiary shall not survive to receive payments due hereunder, all or a part of the Participant's Accounts which have not been distributed shall be payable to the surviving spouse of the Participant or, if there is not such surviving spouse, to the Participant's estate. The foregoing provisions shall not preclude the designation of the Beneficiary's estate or other conditional Beneficiaries in the event the first

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designated Beneficiary does not survive to receive full payment. A Participant may change his Beneficiary at any time by similar written designation. Any designation of a Beneficiary shall take effect upon receipt of written notice to the Committee.

    2.10   "Board" shall mean the Board of Directors of HEICO Corporation.

    2.11 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

    2.12 "Committee" shall mean the Committee appointed by the Board of Directors under Article 14 to administer the Plan.

    2.13 "Common Stock" shall mean HEICO Corporation Common Stock that meets the requirements of Code Section 409(l).

    2.14 "Company" shall mean HEICO Corporation or any successor to the HEICO Corporation by merger, consolidation, or purchase of substantially all of its assets.

    2.15 "Compensation" shall mean the total base salary or wages, including overtime pay, paid by an Employer to an Employee during the Plan Year under consideration, excluding commissions, bonuses, incentive compensation, any amount paid in lieu of vacation days and all other items of extraordinary compensation reportable as taxable wages. Compensation also includes any elective deferrals under a cash-or-deferred arrangement or cafeteria plan that are not includible in gross income by reason of Code Section 125 or 402(e)(3), but does not include any other amounts contributed pursuant to, or received under, this Plan or any other defined contribution plan. Notwithstanding the foregoing, no amount may be taken into account as Compensation to the extent that it exceeds the maximum amount permitted by Code Section 401(a)(17).

    Notwithstanding the above, Compensation shall include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Code Sections 125, 132(f), 402(e), 402(h) or 403(b).

    Notwithstanding the above, the annual Compensation of each participant taken into account in determining allocations for any Plan Year beginning after December 31, 2006, shall not exceed $225,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

    Notwithstanding the above, Compensation for purposes of Section 2.02,
Section 2.07, Article 4 and Article 7 for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan. Notwithstanding the preceding sentence, Compensation for purposes of Section 5.01 and Section 5.02 (Limit on Annual Additions) shall be based on the amount actually paid or made available to the Participant during the Plan Year.

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    2.16   "Early Retirement Date" shall mean the later of (a) an Employee's
55th birthday or (b) the date on which he completes 10 Years of Service.

    2.17 "Elective Deferral Contribution" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. Elective Deferral Contributions shall be in whole percentages only. Elective Deferral Contributions shall not include any amount properly distributed as excess annual additions.

    2.18 "Elective Deferral Contribution Account" shall mean the portion of a Participant's Account attributable to Elective Deferral Contributions, and the total of the Adjustments that have been credited to or deducted from a Participant's Account with respect to Elective Deferral Contributions.

    2.19 "Eligible Employee" shall mean, except for those Employees identified in the following sentence, all Employees employed by an Employer. The following Employees shall not be considered Eligible Employees:

           (a) Any Employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such Employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan;

           (b) Any Employee who is employed by an Affiliate that is not an Participating Employer;

           (c) Any Employee who is a nonresident alien and who does not receive earned income form the Employer that constitutes income from sources within the United States; or

           (d) Employees who are, according to the Employer's records, characterized as temporary, seasonal or occasional employees shall not be Eligible Employees.

    2.20 "Employee" shall mean any person employed by an Employer, including a leased employee within the meaning of Code Section 414(n) and an individual who is treated as an employee pursuant to regulations issued under Code Section 414(o). An "Employee" also includes any person who would be an Employee but who is on an Authorized Leave of Absence.

    2.21 "Employer" shall mean the Company and any Affiliate that has been approved by the Board to participate in the Plan and which shall have taken all action deemed necessary by the Board to participate. All references in the Plan to the term "Participating Employer" shall mean the Employer and vice versa. All Employers, groups of employees designated as participating in the Plan by such Employers (if not all employees), and the effective date of a company's designation as an Employer shall be specified in Appendix A.

    2.22 "Employer Contributions" shall mean Employer Matching Contributions and Equity Builder Contributions. All references in the Plan to "Employer Account(s)" shall mean the Account(s) to which Employer Contributions are allocated thereto.

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    2.23   "Employer Matching Contributions" shall have the meaning as defined in Section 4.04(a).

    2.24 "Employer Matching Contributions Account" shall mean the portion of a Participant's Account attributable to Employer Matching Contributions, and the total of the Adjustments that have been credited to or deducted from a Participant's Account with respect to Employer Matching Contributions.

    2.25 "Employment" shall mean the active service of an Employee with the Employer or an Affiliate.

    2.26   "Entry Date" shall mean the January 1 and July 1 of the Plan Year.

    2.27 "ERISA" shall mean Public Law 93-406, the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

    2.28 "Equity Builder Contributions" shall mean contributions that are made by an Employer on behalf of a Participant that is designated as an Equity Builder Contribution, pursuant to Section 4.04(b), and is not take into account under the tests described in Article 7.

    2.29 "Equity Builder Contributions Account" shall mean the portion of a Participant's Account attributable to Equity Builder Contributions, and the total of the Adjustment that have been credited to or deducted from a Participant's Account with respect to such Equity Builder Contributions.

    2.30   "Excess Aggregate Contributions" shall mean the amount described in
Section 7.02(e).

    2.31 "Excess Contributions" shall mean the amount described in Section 7.01(e).

    2.32 "Excess Deferral Amount" shall mean the amount described in Section 4.01(d).

    2.33   "Highly Compensated Employee" shall mean:

           (a) Any Employee who (1) was a five (5) percent owner at any time during the Plan Year or the preceding Plan Year, or (2) for the preceding Plan Year received compensation in excess of $100,000 for any Plan Year beginning after December 31, 2006 (adjusted at the same time and in the same manner as under Code Section 415(d)).

           (b) A former Employer if the former Employee separated from service from an Employer and all Affiliates (or is deemed to have separated from service from the Employer and all Affiliates) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee during the separation year or any determination year ending on or after the date the Employee attains age 55.

           (c) The determination of who is a Highly Compensated Employee hereunder, including the determination as to the number and identity of employees in the top paid group, and the compensation considered shall be made in accordance

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                with the provisions of Code Section 414(q) and the regulations issued thereunder.

           (d) For purposes of this Section 2.33, the following terms shall have the following meanings:

                (1) Compensation shall mean all compensation within the meaning of Code Section 414(s), including elective amounts that are not includible in the gross income of the Employee under Code Section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b).

                (2) 5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent (5%) of the value of outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of the Employer.

    2.34   "Hour of Service" shall mean:

           (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for performance of duties for an Employer or Employers.

           (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time.

           (c) Each hour for which an Employee is absent from work by reason of (1) the pregnancy of the Employee, (2) the birth of a child of the Employee, (3) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) the caring for a child referred to in Sections (1) through (3) immediately following birth or placement. Hours credited under this Section shall be credited at the rate of eight (8) hours per day, but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a One-Year Break in Service (a maximum of 501 hours) during the first computation period in which a One-Year Break in Service would otherwise occur; provided, however, that this rule shall apply only during the Plan Year in which the absence from work begins and the immediately following Plan Year.

           (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

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           (e)  In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary and commission employees) shall be credited with 40 Hours of Service for each week (or 8 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by an federal law, such as the Fair Labor Standards act. Any such method must yield an equivalency of at least
                1,000 hours per computation.

           (f) The following rules shall apply in determining whether an Employee completes an "Hour of Service:

                (1) The same hours shall not be credited under Sections (a) or (b) above, as the case may be, and Sections (c) above.

                (2) The rules relating to determining hours of service for reasons other than the performance of duties and for crediting hours of service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b-2(b) and 200(b)-2(c),
                       respectively.

    2.35 "Investment Fund" shall mean the separate funds under the Trust Fund that are distinguished by their investment objectives.

    2.36 "Investment Manager" shall mean the term "Investment Manager" as defined in Section 3(38) of ERISA.

    2.37 "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is not a Highly Compensated Employee.

    2.38 "Normal Retirement Age" shall mean the date a Participant attains age sixty-five (65).

    2.39 "One Year Break in Service" shall mean, with respect to any Employee or Participant, any Computation Period during which he is not credited with 500 Hours of Service.

    2.40 "Participant" shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3. Notwithstanding the foregoing, for purposes of Article 7, a Participant shall mean any Eligible Employee who
(a) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Eligible Employee's failure to make a required Elective Deferral Contribution, (b) is eligible to make an Elective Deferral Contribution, including an Eligible Employee whose right to make Elective Deferral Contributions has been suspended because of an election not to participate or a hardship distribution, and (c) is unable to receive an Employer Matching Contribution or make an Elective Deferral Contribution because his Compensation is less than a stated amount.

    2.41 "PAYSOP Account" shall mean the portion of a Participant's Account attributable to contributions formerly made to the Plan under the provisions of the Code relating to PAYSOP plans. Effective January 1, 2002, the PAYSOP Account merged with and into the Equity Builder Account.

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    2.42   "Plan" shall mean the HEICO Savings and Investment Plan.

    2.43   "Plan Year" shall mean the calendar year.

    2.44 "Rollover Contributions"shall mean any distribution as provided for in Code Section 402(c)(4), or any other provision of the Code which may permit rollovers to the Plan from time to time, from an eligible retirement plan as that term is defined in Code Section 402(c)(8).

    2.45 "Rollover Contribution Account" shall mean the portion of a Participant's Account attributable to Rollover Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Rollover Contributions.

    2.46 "Termination of Employment" or "Termination Date" shall mean the date on which the earliest of the following events occurs: (a) a Participant's retirement, (b) a Participant's termination of employment as a result of Total and Permanent Disability, (c) a Participant's death, or (d) a Participant's termination of employment for any other reason. Transfer of employment among Affiliates will not be considered a termination of employment with any Employer.

    2.47 "Total and Permanent Disability" or "Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders such Participant incapable of continuing any gainful occupation and which constitutes total disability under the federal Social Security Acts.

    2.48 "Trust Agreement" shall mean the agreement and any amendments thereto entered into between the Company and the Trustee to establish the Trust Fund and specify the duties of the Trustee and the Company.

    2.49 "Trust Fund" or "Trust" shall mean the cash and other properties held and administered by the Trustee pursuant to the Trust Agreement to carry out the provisions of the Plan.

    2.50 "Trustee" shall mean the designated trustee acting at any time under the Trust Agreement.

    2.51 "Qualified" as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Code Sections 401 and 501 and by related provisions of the Code.

    2.52 "Valuation Date" shall mean the last day of each calendar quarter and any other date as of which the value of Plan assets is determined.

    2.53 "Year of Service" shall mean any Computation Period during which an Employee is credited with at least 1,000 Hours of Service.

           (a) For purposes of applying the vesting rules a Year of Service shall mean any Computation Period a Participant is credited with 1,000 Hours of Service with an Employer or Affiliate. An Employee will receive credit for a Year of Service as of the end of the Computation Period if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period.

           (b) For all periods prior to January 1, 2004, the term "Computation Period" for purpose of this Section 2.53 shall mean the 12-month period commencing on the date an Employee is first credited with an Hour of Service and each subsequent 12-month period commencing on the anniversary of such date; provided, however, that with respect to each Participant's Computation Period that commences after January 1, 2003, then such Computation Period shall end on December 31, 2003 (the "Short Computation Period"). In the event that a Participant shall not have worked at least 1,000 Hours of Service during the Short Computation Period, that Participant shall be deemed to have worked at least 1,000 Hours of Service for that Short Computation Period for purposes of applying the vesting rules under this Plan so long as that Participant continues to be employed with the Employer as of December 31, 2003. For all periods on or after January 1, 2004, the "Computation Period" shall mean the Plan Year.

           (c) In the case of a Participant who has five (5) consecutive One Year Breaks in Service, all Years of Service after such period of break will be disregarded for the purpose of vesting in the portion of the Participant's Employer Accounts that was credited before such period of break.

           (d) If a Participant has five (5) consecutive One Year Breaks in Service and had no vested interest in his Employer Accounts prior to the period of break, all Years of Service credited before the period of break shall be permanently disregarded for all purposes under the Plan.

                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

    3.01   Participation in the Plan.
           --------------------------

           (a) An Eligible Employee shall become a Participant in (and thereupon be permitted to make Elective Deferral Contributions) the Plan on the Entry Date coincident with or next following the later of (1) the date the Employee is credited with One Hour of Service, or (2) the date the Employee becomes an Eligible Employee, if he was not an Eligible Employee.

           (b) Prior to becoming a Participant, each Eligible Employee shall be provided an opportunity to designate the percentage of his Compensation to be contributed to the Plan under Section 4.01. Any such designation shall become effective as of the date such Employee becomes a Participant in accordance with Section 3.01(a) above, provided the designation is made in the manner authorized by the Committee.

           (c) A Participant who has a Termination Date or who ceases to be an Eligible Employee but does not have a Termination Date, then such Participant shall continue to be known as a "Participant", but shall not be eligible to make Elective Deferral Contributions and shall not be eligible to receive Employer Contributions.

           (d) If an Employee's termination of Employment occurs after becoming a Participant and having a vested balance in his Account, such Employee shall become a Participant again on his date of rehire.

    3.02 Rollover Contributions. An Eligible Employee who has not otherwise become a Participant may make a Rollover Contribution to the Plan before he is otherwise eligible to Participate in the Plan. Such an Employee becomes a Participant if he makes a Rollover Contribution. However, until his Entry Date, such an Employee will not be eligible to make Elective Deferral Contributions or receive an allocation of Employer Contributions.

    3.03 Acquisitions. If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine the applicable Entry Date or special entry date for such acquired employees, and any other terms and conditions which apply to participation in this Plan. Except to the extent required by law or provided for by the Committee, employees of an acquired business shall be treated as having first accrued an Hour of Service as of the date of the Employer's acquisition of such business.

                                    ARTICLE 4
                                  CONTRIBUTIONS
                                  -------------

    4.01   Elective Deferral Contributions.
           --------------------------------

           (a) An arrangement under which Participants may make elective deferrals, such as Elective Deferral Contributions under this Plan is referred to as a cash or deferred arrangement ("CODA"). Under such an arrangement, elective deferrals cannot relate to Compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution, and (2) when the Compensation that is subject to the election would be currently available to the Participant in the absence of an election to defer prior to the adoption or effective date of the CODA.

           (b) Each Employer shall contribute to the Trust, on behalf of each Participant, Elective Deferral Contributions as specified in a salary reduction agreement between the Participant and such Employer; provided, however, that such contribution for a Participant shall not exceed the limitations set forth in Code
                Section 402(g), or any successor thereto, for each Plan Year (including any other elective deferrals within the meaning of Code Section 402(g)(3) in the case of all other plans, contracts, or arrangements of the Employer).

                Notwithstanding the foregoing, with respect to each Eligible Employee who is hired by an Employer on or after January 1, 2006, such Eligible Employee shall be deemed to make an election to contribute to the Trust, and the Employer shall so contribute, an Elective Deferral Contribution in an amount equal to three percent (3%) of the Eligible Employee's Compensation for the Plan Year, unless the Eligible Employee elects a greater or lesser percentage (including zero) in a salary reduction agreement entered into between the Eligible Employee and the Employer with respect to such Plan Year. Each such Eligible Employee shall have an effective opportunity to receive notice of availability of such election, as well as a salary reduction agreement form, and the Eligible Employee shall have a reasonable period to make a salary reduction election change before the date on which the deemed election shall take place. In addition, each Eligible Employee who is automatically enrolled in this Plan pursuant to this Section 4.01(b) shall be provided with a ninety (90) day period (commencing from the first day on which his or her participation begins) to elect out of the Plan and withdraw the contributions made on his or her behalf and the earnings thereon.

           (c) Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than the April 15th immediately following the end of the applicable Plan Year. A distribution pursuant to this Section 4.01(c) of Excess Deferral Amounts and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Section 10.02(c) or any other provision of the Plan. A distribution pursuant to this
                Section 4.01(c) of Excess Deferral Amounts and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether a distribution required by Section 10.07 is satisfied. Any distribution under this Section 4.01(c) of less than the entire Excess Deferral Amount and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Deferral Amounts and income, gains and losses allocable thereto. In no case may an Employee receive from the Plan as a corrective distribution for a taxable year under this Section 4.01(c) an amount in excess of the individual's total Elective Deferral Contributions under the Plan for the taxable year.

           (d) "Excess Deferral Amount" shall mean those Elective Deferral Contributions that are includable in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under Code Section 402(g). If an Excess Deferral Amount is not distributed by the first April 15 following the close of the Participant's taxable year, such amount shall be treated as an annual addition under the Plan.

           (e) The Participant's notice made pursuant to Section 4.01(c) shall be in writing; shall be submitted to the Committee no later than March 1 with respect to the preceding calendar year; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k), or 403(b), exceeds the limit imposed on the Participant by Code Section 402(g) for the calendar year in which the deferral occurred. A Participant is deemed to notify the Committee of any Excess Deferral Amount that arises by taking into account only those Elective Deferral Contributions made to this Plan and any other plans of this Employer or an Affiliate.

           (f) The Excess Deferral Amount shall be adjusted for income or loss. The income or loss allocable to the Excess Deferral Amount is equal to the allocable income or loss for the taxable year of the individual as follows:

                The income or loss allocable to the Excess Deferral Amount for the taxable year of the individual is equal to the income or loss for the taxable year of the individual allocable to the Participant's Elective Deferral Contributions multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the taxable year, and the denominator of which is equal to the sum of the Participant's Elective Deferral Account as of the beginning of the taxable year, plus the Participant's Elective Deferral Contributions for the taxable year.

           (g)  The Excess Deferral Amount, which may be distributed under
                Section 4.01(c) with respect to an Employee for a taxable year, shall be reduced by any Excess Contributions previously distributed with respect to such Employee for the Plan Year beginning with or within such taxable year. In the event of a reduction under this Section 4.01(g), the amount of Excess Contributions included in the gross income of the Employee and reported by the Employer as a distribution of Excess Contributions shall be reduced by the amount of the reduction under this Section 4.01(g).

    4.02   Elections Regarding Elective Deferral Contributions.
           ----------------------------------------------------

           (a) A Participant may elect to change his Elective Deferral Contribution amount as often as four times a year by filing a completed election form with the Committee. Any change a Participant makes will be effective as of March 31, June 30, September 30 or December 31 provided that the Participant files his election form at least 15 days before such March 31, June 30, September 30 or December 31.

           (b) A Participant may suspend further Elective Deferral Contributions to the Plan at any time, provided the request for such suspension is received by the Committee at least 15 days from the first pay period for which the suspension applies.
                Any Participant who suspends further Elective Deferral Contributions may reinstate such Elective Deferral Contributions at the beginning of the next calendar quarter by providing notice to the Committee at least 15 days prior to the beginning of the calendar quarter to which the reinstatement will apply.

    4.03   Catch-Up Contributions.
           -----------------------

           (a) Eligibility. Effective for Plan Years beginning on or after January 1, 2005, all Employees who are eligible to make Elective Deferral Contributions under this Plan and who are projected to have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, Code
                Section 414(v).

           (b) Election. In order to have Catch-Up Contributions made on his or her behalf for a Plan Year, a Participant shall direct that such Catch-Up Contributions be made pursuant to a procedure prescribed by the Committee whereby such Participant's annual Compensation shall be reduced by a specified amount not to exceed the limitations of Code Section 414(v), and whereby the Employer agrees to contribute an identical amount on the Participant's behalf to the Plan on a pre-tax basis under this
                Section 4.03.

           (c) Application. Such Catch-Up Contributions shall not be taken into account for purposes of the limitation set forth in
                Section 5.02 hereof as well as the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or
                416, as applicable, by reason of the making of such Catch-Up Contributions.

           (d) Classification; No Matching Contributions. For purposes of this Plan, except as provided in this Section 4.03, Catch-Up Contributions shall be considered Elective Deferral Contributions and shall be allocated to a Participant's Elective Deferral Account. Notwithstanding the foregoing, Catch-Up Contributions shall not be considered Elective Deferral Contributions for purposes of allocating Employer Matching Contributions as provided in Section 4.04(a) of this Plan.

    4.04   Employer Contributions.
           -----------------------

           (a) Employer Matching Contributions. Each Employer shall contribute Employer Matching Contributions as provided for in this Section 4.04(a). Employer Matching Contributions shall accrue on a payroll by payroll basis although shall be contributed to the Plan at the end of each calendar quarter on behalf of any Participant for whom an Employer makes Elective Deferral Contributions for the payroll periods during that calendar quarter. A Participant's Employer Matching Contributions is a percentage of his Elective Deferral Contributions, as fixed by the Board of Directors from time to time at its sole discretion. The Employer Matching Contribution percentage may vary (1) among Participants employed by different Employers; or
                (2) with the Participant's rate of deferral, but must be uniform for Participants with equal rates of Elective Deferral Contributions and may not increase as the rate of Elective Deferral Contribution increases.

           (b) Equity Builder Contributions. Each Employer may contribute Equity Builder Contributions as provided for in this Section 4.04(b). Each Participant's share of Equity Builder Contributions for a Plan Year is determined by multiplying (1) the total Equity Builder Contributions to be allocated among all Participants' Accounts by (2) the Participant's Compensation for the Plan Year and dividing the result by (3) the Compensation paid for the Plan Year to all Participants eligible for an allocation. Only Compensation paid by Employers on account of service while a Participant is taken into account. A Participant's share of Equity

                Builder Contributions shall be in an amount as fixed by the Board of Directors from time to time at its sole discretion.

           (c) Eligibility to Receive Equity Builder Contributions. Equity Builder Contributions, if any, shall be allocated to the Employer Accounts of Participants who are credited with 1,000 Hours of Service during the Plan Year with an Employer and is employed on the last day of such Plan Year.

    4.05 After-Tax Contributions. Participants shall not be permitted to make after-tax contributions to the Plan.

    4.06 Rollover Contributions. An Eligible Employee may make a Rollover Contribution to this Plan, provided, however, that the trust from which the funds are to be transferred must permit the transfer to be made, and provided, further, the Committee consents to such transfer and is reasonably satisfied that such transfer will not jeopardize the tax exempt status of this Plan or Trust. Rollover Contributions shall be made by delivery to the Trustee for deposit in the Trust. All Rollover Contributions must be in cash or property satisfactory to the Trustee, whose decision in this regard shall be final. The Trustee will not accept rollovers of accumulated deductible employee contributions from a simplified employee pension plan. Upon approval by the Committee and the Trustee, the amount transferred shall be deposited in the Trust and shall be credited to the Participant's Rollover Account. A Rollover Contribution will not be matched by Employer Contributions, and is not subject to the restrictions provided in Section 4.01 or the limitations described in
Article 5 and Article 7.

    4.07   Form and Timing of Contributions.
           ---------------------------------

           (a) Elective Deferral Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than 15 days after the end of the month in which such Elective Deferral Contributions are retained by the Employer.

           (b) All Employer Contributions for the purpose of paying or prepaying principal, interest or fees on Plan Indebtedness related to Financed Stock, as defined in Article 12, must be made in cash. All other Employer Contributions may be made in cash, Company Stock or other property, in the contributing Employer's discretion. All Employer Contributions, whether in cash, Company Stock, or other property, are contingent upon acceptance by the Trustee and a determination that the contributions will not jeopardize the qualified status of this Plan.

           (c) All Employer Contributions shall be paid to the Trustee on or before the time required by law for filing the Employer's federal income tax return (including extensions) for its taxable year in or with which the Plan Year with respect to which the contribution is made ends.

    4.08 Nondeductible Contributions and Contributions Made by Mistake of Fact. Any contribution or portion of a contribution to the Plan that (a) is determined to be nondeductible under Code Section 404 or (b) is made as a result of a mistake of fact may be reclaimed by the appropriate

Employer within one year after the date of the disallowance of the deduction or the making of the mistaken contribution.

    4.09   Forfeitures.

           (a) As of each December 31st, any amounts which became Forfeitures since the last December 31st shall be made available to (1) reinstate previously forfeited Account balances of Participants, if any, in accordance with Section 8.03, (2) pay administrative expenses of the Plan, and/or (3) reduce Employer Matching Contributions and/or Equity Builder Contributions that Employers would otherwise make on behalf of their current Participants that Plan Year, or Participants in the next Plan Year and each succeeding Plan Year.

           (b) The term "Forfeiture" shall mean the amount of a Participant's nonvested Account balance which is forfeited as provided for in
                Article 8, or any excess Employer Matching Contributions forfeited in accordance with Article 7. The portion of a Participant's Accounts that are not distributable to him by reason of the provisions Article 7 or Article 8 shall be credited to a Forfeiture Account. The value of the Forfeiture Account shall be the market value as determined on each Valuation Date.

           (c) Elective Deferral Contributions are to be taken into account in determining a Participant's vested benefits under the Plan. Thus, for example, the Plan shall take Elective Deferral Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code Sections 410(a)(5)(D)(iii) and 411(a)(6)(D)(iii) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as "the rule of parity").

    4.10 Investment Funds. The Trustee will establish a Company Stock Fund for the investment of Plan assets in Common Stock. The Committee may direct the Trustee to establish other Investment Funds within the Trust and to permit Participants to direct the allocation of their Account balances among these Investment Funds in accordance with rules prescribed by the Committee. The Committee may alter the available Investment Funds or the procedures for allocating Account balances among them at any time.

    4.11 Investment of Contributions. Contributions made by a Participant pursuant to Sections 4.01 and 4.06 shall be remitted to the Trustee for investment in the Investment Fund selected by each Participant in accordance with rules prescribed by the Committee. Such contributions shall not be invested in Company Stock. If an investment election is not made by the Participant, funds will be invested in a default investment fund designated by the Committee. Contributions, other than Elective Deferral Contributions, made by the Employer on behalf of a Participant shall be invested in the Company Stock Fund.

                                    ARTICLE 5
                                MAXIMUM BENEFITS
                                ----------------

    5.01   Limitation on Annual Additions.
           -------------------------------

           (a) Notwithstanding any other provisions of the Plan, for Plan Years beginning January 1, 2007, the sum of the Annual Additions to a Participant's Accounts, when combined with Annual Additions to the Participant's account under all other qualified plans maintained by the Employer, for any Plan Year shall not exceed the lesser of $45,000, or 100% of such Participant's compensation (as such term is defined in Code
                Section 415(c)(3)). The term Annual Additions to a Participant's Accounts for any Plan Year means the sum of:

                (1) such Participant's allocable share of the Employer Contributions for the Plan Year;

                (2) such Participant's Elective Deferral Contributions for the Plan Year;

                (3)    forfeitures allocated to such Participant's account; and

                (4) amounts described in Code Sections 415(l)(1) and 419A(d)(2).

                The 100% limitation shall not apply to (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition, (2) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1), or (3) any amount treated as a Rollover Contribution. Elective Deferral Contributions, and Employer Contributions do not fail to be Annual Additions merely because such contributions are Excess Deferral Amounts, Excess Contributions or Excess Aggregate Contributions or merely because such Excess Deferral Amounts, Excess Contributions and Excess Aggregate Contributions are corrected through distribution.

           (b)  If it is determined that, but for the limitations contained in
                Section 5.01(a), the Annual Additions to a Participant's Accounts for any Plan Year would be in excess of the limitations contained herein, such Annual Additions shall be reduced to the extent necessary to bring such Annual Additions within the limitations contained in Section 5.01(a) in the following order:

                (1) First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Elective Deferral Contributions that the Participant could make under Code Section 415, or (iii) other facts and circumstances that the Internal Revenue finds justifiable, the Committee may direct the Trustee to return to the Participant his Elective Deferral Contributions for such Plan year to the extent necessary to reduce the excess amount. Such returned Elective

                       Deferral Contributions shall be ignored in performing the discrimination tests of Article 7.

                (2) Second, any excess annual additions still remaining after the return of Elective Deferral Contributions shall be reallocated as determined by the Committee among the Participants whose Accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account, which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants, whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Code Section 415 to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during the limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participant's Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute annual additions may be made to the Plan for that limitation year.

                (3) If a Participant is covered under another qualified defined contribution plan maintained by an Employer during any limitation year, the annual additions which may be credited to a Participant's Account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Elective Deferral Contributions). In an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                       (i)   The total excess amount as of such date, times

                       (ii) The ratio of (A) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this Plan and all the qualified defined contribution plans maintained by the Employer.

                       Any excess amount attributed to this Plan will be disposed in the manner described in this Section 5.01.

           (c) For purposes of this Article, Employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h), or affiliated service groups (as defined in Code Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

    5.02 Increase in Limitations on Annual Additions. Notwithstanding anything contained in Section 5.01 to the contrary, effective for Plan Years beginning January 1, 2007, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

           (a) $45,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

           (b) 100 percent of the Participant's compensation, within the meaning of Code Section 415(c)(3), for the limitation year. The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419(f)(2)) that is otherwise treated as an Annual Addition.

                                    ARTICLE 6
                            ACCOUNTS AND ALLOCATIONS
                            ------------------------

    6.01   Participant Accounts.
           ---------------------

           (a) A separate Account shall be maintained for each Participant, or Beneficiary, so long as he has an interest in the Trust Fund.

           (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                (1) The Elective Deferral Contributions Account, which shall reflect Elective Deferral Contributions contributed to this Plan and any Adjustments thereto.

                (2) The Matching Contributions Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

                (3) The Equity Builder Contributions Account, which shall reflect Equity Builder Contributions contributed to this Plan and any Adjustments thereto.

                (4) The Prior Employer Account, as defined in Appendix B, which shall reflect assets transferred to this Plan directly from a trustee of another Qualified plan to the Trustee of this Plan (and Adjustments thereto).

                (5) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

                In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

    6.02 Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

           (a) His total Account as determined on the immediately preceding Valuation Date, plus

           (b) His Elective Deferral Contributions added to his Account since the immediately preceding Valuation Date, plus

           (c) His Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

           (d) His Rollover Contributions which were added to his Account since the immediately preceding Valuation Date, minus

           (e) His Distributions, if any, since the immediately preceding Valuation Date, plus or minus

           (f)  His allocable share of Adjustments.

    6.03 Allocation of Adjustments. On each Valuation Date during the Plan Year (and prior to the allocation of Employer Contributions), the Committee shall establish new Account balances that shall reflect each Account's Adjustment since the preceding Valuation Date. In determining such new Account balances, the Committee shall (a) credit the portion of each Participant's Account invested in each of the Investment Funds with interest in a manner consistent with the method used to credit interest by the institution in which the Investment Funds are invested or (b) adjust the portion of each Participant's Account based on the actual investment return experience by the applicable fund. For purpose of such Adjustment, all assets of the Trust Fund shall be valued at their fair market value as of each Valuation Date.

                                    ARTICLE 7
                          SPECIAL DISCRIMINATION RULES
                          ----------------------------

    7.01   Average Actual Deferral Percentage Limitation.
           ----------------------------------------------

           (a) The Average Actual Deferral Percentage for all Participants who are Highly Compensated Employees may not exceed the greater of:

                (1) the Average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

                (2) the Average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by two, but not more than two percentage points in excess of the Average Actual Deferral Percentage of Participants who are Non-Highly Compensated Employees.

                This method of testing is referred to as the "Current Year Testing Method," and is effective for Plan Years beginning on or after January 1, 2004, unless otherwise provided in the Plan.

           (b) Should neither limitation (1) or (2) in Section 7.01(a) be met with respect to a Plan Year, the Committee, subject to applicable law and regulations, shall cause Excess Contributions and income allocable thereto to be distributed in accordance with Section 7.01(e) no later than 2 1/2 months (6 months, effective January 1, 2008, in the case of an Excess Contribution made to an eligible automatic contribution arrangement (as defined in Code Section 414(w)(3)) following the end of any Plan Year to Participants on whose behalf such Excess Contributions were made for the current Plan Year.

           (c) Distributions of Excess Contributions must be adjusted for income (gain or loss) through the end of the Plan Year for which the contribution was made and, with respect to all Plan Years beginning prior to January 1, 2008, for income for the period between the end of the Plan Year and the date of the distribution (the "gap period"). The Committee has the discretion to determine and allocate income using any of the methods set forth below:

                (1) The Committee may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant's Accounts. A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

           (2) The Committee may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Elective Deferral Contributions and other amounts taken into account under the Average Actual Deferral Percentage test (including contributions made for the Plan
                Year), by a fraction, the numerator of which is the Excess Contributions for the Participant for the Plan Year, and the denominator of which is the sum of the:

                (i) Account balance attributable to Elective Deferral Contributions and other amounts taken into account under the Average Actual Deferral Percentage test as of the beginning of the Plan Year, and

                (ii) Any additional amount of such contributions made for the Plan Year.

           (3) The Committee may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period. Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (2) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

           (4) The Committee may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (2) above to this aggregate period. This is accomplished by (i) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (ii) substituting the amounts taken into account under the Average Actual Deferral Percentage test for the Plan Year and the gap period, for the amounts taken into account under the Average Actual Deferral Percentage test for the Plan Year in determining the fraction that is multiplied by that income.

           A distribution of Excess Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Section 10.02(c) or any other provision of the Plan. A distribution pursuant to Section 7.01(b) of Excess Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distribution required by Section 10.07 is satisfied. Any distribution under Section 7.01(b) of less than the entire Excess Contribution and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Contributions and income, gains and losses allocable thereto. In no event shall Excess Contributions for a Plan Year remain unallocated or be allocated to a suspense account for allocation to one or more employees in any future Plan Year.

           (d) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (as defined in Treasury Regulation Section 1.401(k)-6) allocated to such Participant's Account under two (2) or more cash or deferred arrangements described in Code Section 401(k) that are maintained by the same Employer or an Affiliate, shall be determined as if all such Elective Deferral Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all Elective Deferral Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans.

           (e)  Elective Deferral Contributions exceeding the limitations of
                Section 7.01(a) ("Excess Contributions") and any income or loss allocable to such Excess Contribution shall be designated by the Committee as Excess Contributions and shall be distributed to Highly Compensated Employees whose Accounts were credited with Excess Contributions in the current Plan Year. To determine the aggregate amount of Excess Contributions to be distributed, the Committee shall first determine the aggregate dollar amount of the distribution as follows:

                (1) Determine the dollar amount by which the Elective Deferral Contributions of the Highly Compensated Employee(s) with the highest Actual Deferral Percentage must be reduced to equal the second highest Actual Deferral Percentage(s) under the Plan; then

                (2) Determine the dollar amount by which the Elective Deferral Contributions for the two (or more) Highly Compensated Employees with the highest Actual Deferral Percentage(s) under the Plan must be reduced to equal the third highest Actual Deferral Percentage(s) under the Plan; then

                (3) Repeat the steps described in (1) and (2) above with respect to the third and successive highest Actual Deferral Percentage levels under the Plan until the Average Actual Deferral Percentage does not exceed the amount allowable under Section 7.01(a); then

                (4)    Add the dollar amounts determined in each of steps (1),
                       (2), and (3) above.

                The aggregate dollar amount of Excess Contributions determined under steps (1) through (4) above shall be distributed as follows:

                (1) First, to those Highly Compensated Employee(s) with the highest amount of Elective Deferral Contributions until each such Participant's Elective Deferral Contributions equals the second highest Elective Deferral Contributions under the Plan;

                (2) Second, to the two (or more) Highly Compensated Employees with the next highest dollar amount of Elective Deferral Contributions under the Plan, until each such Participant's Elective Deferral Contributions equals the third highest amount of Elective Deferral Contributions under the Plan; and

                (3) Then, the steps described in (1) and (2) above shall be repeated with respect to the third and successive Highly Compensated Employees with the highest amount of Elective Deferral Contributions until all Excess Contributions have been distributed.

           (f) The income, gain or loss allocable to distributed Excess Contributions for the Plan Year for purposes of Section 4.01(c) is determined by multiplying the income for the Plan Year allocable to Elective Deferral Contributions by a fraction. The numerator of the fraction is the Excess Contribution distributed to the Participant for the Plan Year. The denominator of the fraction is the total Account Balance of the Participant attributable to Elective Deferral Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

           (g) The determination of the amount of aggregate Excess Contributions to be distributed under Section 4.01(c) with respect to an Employee for a taxable year shall be reduced by any Excess Contributions previously distributed with respect to such Participant for the Plan Year beginning with or within such taxable year.

           (h) To the extent administratively possible, the Committee shall distribute all Excess Contributions and any income or loss allocable thereto prior to 2 1/2 months (6 months, effective January 1, 2008, in the case of an Excess Contribution made to an eligible automatic contribution arrangement (as defined in Code Section 414(w)(3)) following the end of the Plan Year in which the Excess Contributions arose. In any event, however, the Excess Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess Contributions arose.

           (i) Notwithstanding anything contained herein to the contrary, the Employer may, in determining whether the Plan satisfies this
                Section 7.01, exclude from consideration all Participants (other than Highly Compensated Employees) who have not attained age 21 and is credited with one Year of Service, as described in Code Section 410(a)(1)(A).

           (j) Except as otherwise provided in this Section 7.01, the Plan may use the current year testing method or prior year testing method for the Average Actual Deferral Percentage test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the Average Actual Contribution Percentage test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

                (1)    The recharacterization method of Treasury Regulation
                       Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year; or

                (2)    The rules of Treasury Regulation Section
                       1.401(m)-2(a)(6)(ii) to take Elective Deferral Contributions into account under the Average Actual Contribution Percentage test (rather than the Average Actual Deferral Percentage test).

    7.02   Average Actual Contribution Percentage Limitation.
           --------------------------------------------------

           (a) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees may not exceed the greater of:

                (1) the Average Actual Contribution Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

                (2) the Average Actual Contribution Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by two, but not more than two percentage points in excess of the Average Actual Contribution Percentage of Participants who are Non-Highly Compensated Employees.

                This method of testing is referred to as the "Current Year Testing Method," and is effective for Plan Years beginning on or after January 1, 2004, unless otherwise provided in the Plan.

           (b) An Employer Matching Contribution with respect to an Elective Deferral Contribution for a Plan Year is not taken into account under the Average Actual Contribution Percentage test for a Non-Highly Compensated Employee to the extent it exceeds the greatest of:

                (1) five percent (5%) of the Non-Highly Compensated Employee's Code Section 414(s) compensation for the Plan Year;

                (2) the Non-Highly Compensated Employee's Elective Deferral Contributions for the Plan Year; and

                (3) the product of two (2) times the Plan's "representative matching rate" and the Non-Highly Compensated Employee's Elective Deferral Contributions for the Plan Year.

                For purposes of this Section 7.02(b), the Plan's "representative matching rate" is the lowest "matching rate" for any eligible Non-Highly Compensated Employee among a group of Non-Highly Compensated Employees that consists of half of all eligible Non-Highly Compensated Employees in the Plan for the Plan Year who make Elective Deferral Contributions for the Plan Year (or, if greater, the lowest "matching rate" for all eligible Non-Highly Compensated Employees in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Deferral Contributions for the Plan Year).

                For purposes of this Section 7.02(b), the "matching rate" for a Participant generally is the Employer Matching Contributions made for such Participant divided by the Participant's Elective Deferral Contributions for the Plan Year. If the matching rate is not the same for all levels of Elective Deferral Contributions for a Participant, then the Participant's "matching rate" is determined assuming that a Participant's Elective Deferral Contributions are equal to six percent (6%) of Code Section 414(s) compensation.

           (c) Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, shall be distributed no later than 2 1/2 months (6 months, effective January 1, 2008, in the case of an Excess Aggregate Contribution made to an eligible automatic contribution arrangement (as defined in Code Section 414(w)(3)) after the first day of each Plan Year as set forth below. Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss) through the end of the Plan Year for which the contribution was made and, with respect to all Plan Years beginning prior to January 1, 2008, for income for the period between the end of the Plan Year and the date of the distribution (the "gap period"). For the purpose of this Section, "income" shall be determined and allocated in accordance with the provisions of Section 7.01(c) of this Plan, except that such Section shall be applied by substituting "Excess Contributions" with "Excess Aggregate Contributions" and by substituting amounts taken into account under the Average Actual Contribution Percentage test for amounts taken into account under the Average Actual Deferral Percentage test. A distribution of Excess Aggregate Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Section 10.02(c) or any other provision of the Plan. A distribution pursuant to this
                Section 7.02(c) of Excess Aggregate Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distribution required by Section 10.10 is satisfied.

           (d) The Average Actual Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Employer Matching Contributions allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If a Highly Compensated Employee participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. In the event this Plan satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 7.02 shall be applied by determining the Actual Contribution Percentage of Participants as if all such plans were a single plan.

           (e) For purposes of this Plan, "Excess Aggregate Contributions" shall mean, with respect to a Plan Year, the excess of the aggregate amount of the Employer Contributions actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 7.02(a). To determine the aggregate amount of Excess Aggregate Contributions to be distributed, the Committee shall first determine the aggregate dollar amount of the distribution as follows:

                (1) Determine the dollar amount by which the Excess Aggregate Contributions of the Highly Compensated Employee(s) with the highest Actual Contribution Percentage must be reduced to equal the second highest Actual Contribution Percentage (s) under the Plan; then

                (2) Determine the dollar amount by which the Excess Aggregate Contributions for the two (or more) Highly Compensated Employees with the highest Actual Contribution Percentage (s) under the Plan must be reduced to equal the third highest Actual Contribution Percentage (s) under the Plan; then

                (3) Repeat the steps described in (1) and (2) above with respect to the third and successive highest Actual Contribution Percentage levels under the Plan until the Average Actual Contribution Percentage does not exceed the amount allowable under Section 7.02(a); then

                (4)    Add the dollar amounts determined in each of steps (1),
                       (2), and (3) above.

                The aggregate dollar amount of Excess Aggregate Contributions determined under steps (1) through (4) above shall be distributed as follows:

                (1) First, to those Highly Compensated Employee(s) with the highest amount of Excess Aggregate Contributions until the sum of each such Participant's Employer Matching Contributions equals the sum of the second highest Employer Matching Contributions under the Plan; then

                (2) Second, to the two (or more) Highly Compensated Employees with the next highest dollar amount of Excess Aggregate Contributions under the Plan, until the sum of each such Participant's Employer Matching Contributions equals the sum of the third highest Employer Matching Contributions under the Plan; and

                (3) Then, the steps described in (1) and (2) above shall be repeated with respect to the third and successive Highly Compensated Employees with the highest amount of Excess Aggregate Contributions until all Excess Aggregate Contributions have been distributed.

           (f) The income, gain or loss allocable to distributed Excess Aggregate Contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to Employer Matching Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions made on behalf of the Participant for the Plan Year. The denominator of the fraction is the total Account Balance of the Participant attributable to Employer Matching Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

           (g) The determination and correction of Excess Aggregation Contributions of a Highly Compensated Employee shall be calculated in accordance with Treasury Regulation Sections 1.401(m)-1(e)(4)(iii) and 1.401(m)-1(f)(13)(iii).

           (h) Excess Aggregate Contributions shall be forfeited if otherwise forfeitable under the terms of the Plan (or if not forfeitable, distributed) from the Company Account of the Participant in proportion to the Employer Matching Contributions for the Plan Year.

           (i)  Amounts forfeited by Highly Compensated Employees under this
                Section 7.02 shall be treated as Annual Additions and applied to reduce subsequent Employer Contributions to the Plan.

           (j) Notwithstanding the foregoing, no forfeitures arising under this Section 7.02 shall be allocated to the Account of any Highly Compensated Employee.

           (k) Except as otherwise provided in this Section 7.02, the Plan may use the current year testing method or prior year testing method for the Average Actual Contribution Percentage test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the Average Actual Deferral Percentage test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

                (1)    The recharacterization method of Treasury Regulation
                       Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year; or

                (2)    The rules of Treasury Regulation Section
                       1.401(m)-2(a)(6)(ii) to take Elective Deferral Contributions into account under the Average Actual Contribution Percentage test (rather than the Average Actual Deferral Percentage test).

                                    ARTICLE 8
                                     VESTING
                                     -------

    8.01 Vested Percentage of Accounts. Except as provided for in Section 12.09(d), a Participant shall be vested in the following percentages of his
Accounts:

           (a) 100% of his Elective Deferral Contribution Account, Rollover Account and Prior Employer Accounts, if any, plus

           (b) a percentage of his Employer Accounts, which shall vest in accordance with the following schedule:

                Years of Service    Vested Percentage
                ----------------    -----------------
                less than 2                 0%
                2 but less than 3          20%
                3 but less than 4          40%
                4 but less than 5          60%
                5 but less than 6          80%
                6 or more                 100%

           (c) Notwithstanding the above, a Participant's shall become fully (100%) vested upon (1) his Early Retirement Date or Normal Retirement Date, if he is then an Employee, (2) his death, if he was an Employee immediately before his death, or (3) the determination that he is unable to continue his previous employment on account of Disability.

    8.02 Amount Subject to Distribution Upon Termination of Employment. Upon Termination of Employment, a Participant may request a distribution of the vested percentage of his Accounts as described in Section
           8.01 hereof. Such distribution shall be distributed in accordance with Article 10. The portion of a Participant's Employer Account that is not vested shall be forfeited in accordance with Section 8.03.

    8.03   Forfeitures.
           ------------

           (a) When a Participant has a Termination of Employment but does not receive a distribution of his vested Employer Account prior to incurring five consecutive One Year Break in Service, the Employer Account shall continue to be credited with investment gains and losses until distribution of the vested percentage of the Employer Account commences. Upon incurring five consecutive One Year Breaks in Service, the Participant's non-vested Account balance shall be forfeited.

           (b) If a Participant has a Termination of Employment and receives a distribution of his entire vested Employer Account prior to incurring five consecutive One Year Breaks in Service, the non-vested portion of the Employer Account, will be forfeited.

           (c) When a Participant forfeits the non-vested portion of his Employer Account, to the extent possible, the Account must first be forfeited from assets other than Common Stock allocated to such Participant's Employer Account before making a Forfeiture from the Participant's Common Stock allocated to such Participant's Employer Account (or any other Account of a Participant holding Employer Common Stock), and then from the Common Stock allocated to such Participant's Employer Account (or any other Account of a Participant holding Common Stock), provided that any Financed Stock allocated to such Participant's Employer Account shall be forfeited last. If the Participant has an interest in more than one class of qualifying employer securities which have been allocated to a Participant's Employer Account (and any other Account holding employer securities), to the extent possible, all qualifying employer securities must be forfeited the same proportion of each class of qualifying employer securities held in the Participant's Employer Account (and any other Account holding qualifying employer securities).

           (d) A Participant is eligible to have a previous Forfeiture restored, if (1) he previously incurred a Forfeiture under this Article, (2) he again becomes an Employee before he has five
                (5) consecutive One Year Breaks in Service, and (3) he repays any distribution that he previously received, in the manner specified in Section 8.03(f).

           (e) Any repayment in accordance with (d) above must be made no later than the earlier of (1) the end of the Plan Year in which the individual incurs a five (5) consecutive One Year Breaks in Service, counting from the Plan Year beginning immediately after distribution or deemed distribution that resulted in his Forfeiture or (2) the fifth (5th) anniversary of his reemployment.

           (f) In order to exercise his right of repayment, the Participant must repay to the Trust, without interest (1) an amount equal to any cash he received as part of the distribution that resulted in his Forfeiture, plus (2) all Company Stock that was then distributed to him. Cash or other property may not be restored to the Trust in lieu of Company Stock, but the shares restored need not be the same ones that were originally distributed. A Participant who had no vested interest in his Accounts at the time of his Forfeiture is automatically deemed to have complied with the terms of this Section as of the date on which he becomes eligible to make a repayment.

           (g) If a Participant complies with the conditions of the applicable provisions of this Section 8.03, his Accounts will be credited with both the cash and Company Stock that he has repaid and the interest in his Accounts that he had previously forfeited, unadjusted for any income, expenses, gains or losses since the time of forfeiture. This restoration is to be made, first, out of

                Forfeitures arising in the Plan Year of repayment, and, second, out of employer contributions and shares of Company Stock released from the Unallocated Stock Account in the Plan Year of repayment. The Participant's Employer is required to make any contributions necessary to make a complete restoration.

                                    ARTICLE 9
                             IN-SERVICE WITHDRAWALS
                             ----------------------

    9.01 Hardship Withdrawals. A Participant may apply in writing to the Committee for a hardship withdrawal of part or all of his Elective Deferral Contributions Account (other than earnings credited to his Elective Deferral Contribution Account on or after January 1, 1989). The Committee, in its discretion, and in accordance with the provisions of this Section 9.01, shall determine whether a withdrawal of part or all of such account is necessary to alleviate the hardship. For purposes of Section 9.01(a), a distribution is on account of hardship only if the distribution both is made on account of an immediate and heavy financial need of the participant as determined in accordance with Section 9.01(a) below, and is necessary to satisfy such financial need as determined in accordance with Section 9.01(b) below. The determination by the Committee of the existence of an immediate and heavy financial need and of the amount necessary to meet the need shall be made in a non-discriminatory and consistent manner. The determination of hardship by the Committee shall be final and binding.

           (a) A distribution will be deemed to be made on account of an immediate and heavy financial need of the participant only if the distribution is on account of the financial needs described in this Section 9.01(a), in which case the Committee may reasonably rely upon the participant's representation that the financial need is on account of:

                (1) Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

                (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                (3) Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B));

                (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence;

                (5) Payments for burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Code Section

                       152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)); or

                (6) Expenses for the repair of damage to the Employee's principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income.

                A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. There shall be no reduction in the maximum amount of Elective Deferral Contributions that a Participant may make pursuant to Code
                Section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer.

           (b) A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including any amounts necessary to satisfy applicable federal, state and local income taxes, excise taxes and penalty taxes which may be reasonably anticipated to result from the distribution;

                (2) the Participant has obtained all distributions (including distributions currently available to the Participant as provided for in Section 12.09), other than hardship distributions, and all non-taxable loans currently available under all plans maintained by the Employer, and

                (3) the Participant does not make a contribution to this Plan or to any other plan of deferred compensation contrary to the provisions of Section 9.02.

    9.02 Suspension of Contributions Due to Hardship Withdrawal. If a Participant receives a hardship withdrawal, such Participant shall not be permitted to make:

                (a) Elective Deferrals for the 12 month period following the date of receipt of the hardship withdrawal; and

                (b) Contributions to any other qualified or nonqualified plan of deferred compensation maintained by the Employer including, but not limited to, stock option plans and stock purchase plans for the 12-month period following the date of receipt of the hardship withdrawal.

                                   ARTICLE 10
                PAYMENTS TO PARTICIPANTS AND THEIR BENEFICIARIES
                ------------------------------------------------

    10.01  Definitions.
           ------------

           (a) "Designated Beneficiary" shall mean the individual who is designated as the beneficiary under Section 2.09 of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Treasury Regulation Section 1.401(a)(9)-l, Q&A-4.

           (b) "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 10.07(b)(2). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

           (c) "Life Expectancy" shall mean life expectancy as computed by use of the Single Life Table in Treasury Regulation Section 1.401(a)(9)-9.

           (d) "Participant's Account Balance" shall mean the account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

    10.02 Commencement of Distribution. The Participant's Account shall be distributed at the earliest of the following dates:

           (a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account shall be distributed as soon as administratively feasible following the Participant's Termination Date and receipt by the Committee of the Participant's request for a distribution.

           (b) Death. If a Participant has a Termination Date on account of death, the Participant's Account shall be distributed within ninety (90) days after the

                Participant's death unless the particular facts and circumstances require a longer wait.

           (c) Consent of Participant. A Participant's consent to a distribution of his Account shall be subject to the following:

                (1) If the value of a Participant's vested Accounts to be distributed is less than or equal to $1,000, computed on the Participant's Termination Date, the Participant's vested Account balance shall be distributed in a lump sum payment as soon as administratively feasible after his Termination Date.

                (2) If the value of a Participant's vested Accounts as of his Termination Date is greater than $1,000, the Participant's consent to a distribution shall be required; provided that, notwithstanding the lack of consent, distribution shall be made no later than the date established under Section 10.07 for mandatory distributions.

                (3) Notwithstanding the above, the value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the Participant's vested Accounts as so determined is $1,000 or less, the Plan shall immediately distribute the Participant's entire vested Account balance.

           (d) Retirement After Age 65. Notwithstanding any other provision of the Plan, unless the Participant otherwise elects, the payment of benefits under this Plan shall begin not later than the 60th day after the latest of the close of the Plan Year in which occurs (1) the Participant's Normal Retirement Age or (2) the Participant's Termination Date.

    10.03 Forms of Payments. Except as provided for in Section 10.04, a Participant may elect to receive a distribution in the form of a single lump sum payment of his entire vested Account. However, with respect to his Accounts invested in the Company Stock Fund, a Participant may elect a distribution in the form of cash, or full shares of Common Stock and cash in lieu of fractional shares.

    10.04  Prior Employer Accounts.
           ------------------------

           (a) If a Participant has a Termination Date, payments to Participants attributable to Prior Employer Accounts whose employment is terminated by reason of Retirement, death or Disability shall be made in accordance with Section 10.04(b) and Appendix C. Except as provided for in Section 10.02(c), the Participant shall elect the method of payment from those described in Section 10.04(b). However, any such election may be amended by the Committee, taking into account the election, if any, made by the Participant or the Participant's Beneficiary, to comply with the requirements of Section 10.07.

           (b) A Participant may elect the following methods of payment for his Prior Employer Accounts: (1) a lump sum to be paid as soon as is administratively practicable after termination of employment; or (2) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and a designated Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee, or it will be invested in a nontransferable annuity providing for installment payments.

           (c) Notwithstanding the above, a Participant's Prior Employer Account shall be distributed in the form of a single lump sum payment of the Participant's entire vested Prior Employer Account. No distribution shall be made in the form of an annuity or cash installment.

    10.05 Valuation Upon Distribution. Valuation for purposes of payment to a Participant or his Beneficiary shall be made shall be determined as of the Valuation Date coincident with or next following his Termination Date. If Company Stock is distributed in the form of cash, the Participant shall receive cash equal to the amount of the "fair market value" of the Company Stock as of the Valuation Date coincident with or immediately following his application for a distribution.

    10.06 Payments When a Loan is Outstanding. Payments to Participants who have borrowed from their Accounts pursuant to Article 11 will also be governed by Section 11.03(b).

    10.07  Minimum Distribution Requirements.
           ----------------------------------

           (a)  General Rules
                -------------

                (1) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 10.07 will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

                (2) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 10.07, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

           (b)  Time and Manner of Distribution.
                --------------------------------

                (1) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date. For purposes of this Section:

                (i) The term "required beginning date" of a Participant is the later of the first day of April of the calendar year following: (A) the calendar year in which the Participant attains age 70 1/2, or (B) the calendar year in which the Participant retires if the Participant is not a 5-percent owner of the Employer.

                (ii) The "required beginning date" for a Participant who is a 5-percent Owner (as defined in Code Section 401(a)(9)) shall not be later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.

                (iii) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

           (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                (i) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                (ii) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                (iii) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                (iv) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this
                       Section 10.07(b)(2), other than Section 10.07(b)(2)(i), will apply as if the surviving spouse was the Participant.

           For purposes of this Section 10.07(b) and Section 10.07(d) unless
           Section 10.07(b)(2)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If Section 10.07(b)(2)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 10.07(b)(2)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date
                (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 10.07(b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

                (3) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 10.07(c) and 10.07(d) of the Plan. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations.

           (c)  Required Minimum Distributions During Participant's Lifetime.
                -------------------------------------------------------------

                (1) Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                       (i)   the quotient obtained by dividing the
                             Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in
                             Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                       (ii) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

                (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 10.07(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

           (d)  Required Minimum Distributions After Participant's Death.
                ---------------------------------------------------------

                (1)    Death On or After Date Distributions Begin.
                       -------------------------------------------

                       (i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                             (A) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                             (B) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                             (C) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                       (ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

           (e)  Death Before Date Distributions Begin.
                --------------------------------------

                (1) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 10.07(d)(1).

                (2) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 10.07(b)(2), this Section 10.07(e)(3) will apply as if the surviving spouse were the Participant.

           (f) Notwithstanding the foregoing provisions of this Section 10.07, if the value of a Participant's vested Accounts to be distributed is less than or equal to $1,000, computed on the Participant's Termination of Employment, the Participant's vested Account balance shall be distributed in a lump sum payment as soon as practicable after his Termination of Employment.

    10.08 Qualified Domestic Relations Orders. Notwithstanding any other provisions of this Article 10, any Account of a Participant may be apportioned between the Participant and an alternate payee (as defined in Code Section 414(p)(8)) either through separate Accounts or by providing the alternate payee a percentage of the Participant's Account. The Committee shall notify the affected Participant and each alternate payee of the order and determine that the order is a qualified domestic relations order as defined in Code Section 414(p)(1)(A).

    10.09 Payment to Minors and Incapacitated Persons. In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:

           (a) By payment to the legal representative of such minor or such person;

           (b)  By payment directly to such minor or such person;

           (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the

                Committee without the necessary intervention of any guardian or like fiduciary and without any obligation to require bond or to see the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

    10.10 Notices to Participants. The Committee shall distribute or cause to be distributed to each Participant who has requested a withdrawal or distribution a notice, containing the information described in Code Section 402(f). Such notice shall be provided within a reasonable time, not in excess of 90 days, prior to the date of such withdrawal or distribution. Such notice shall clearly inform the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution or withdrawal (or, if applicable, a particular distribution option). Distribution or withdrawal shall not be made within such 30-day period, unless the Participant affirmatively elects otherwise. A Participant shall be permitted to revoke his election at any time prior to the annuity starting date, or, if later, the end of the seven-day period beginning on the date the above described notice was provided.

    10.11  Eligible Rollover Distributions.
           --------------------------------

           (a) A Participant may elect, at a time and in the manner prescribed by Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover. An eligible rollover distribution shall be a distribution of all or any portion of the balance to the credit of a Participant, except that an eligible rollover distribution shall not include any distribution which is part of a series of installment payments over a period of ten years or more, any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). An eligible individual retirement plan is an individual retirement account as described in Code Section 408(a), an individual retirement annuity as described in Code
                Section 408(b), or a qualified trust described in Code Section 401 which accepts the Participant's eligible rollover distribution. This Section shall also apply to distributions to the surviving spouse of a deceased Participant, or to the alternate payee of a Participant under a Qualified Domestic Relations Order, provided that, in the case of a distribution to a surviving spouse, eligible retirement plan shall include only an individual retirement account or an individual retirement annuity.

           (b) Notwithstanding the above, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

           (c) For purposes of this Section 10.11, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

    10.12 Age 59 1/2 Withdrawals. A Participant who has attained age 59 1/2 may withdraw any portion of any Account in which he is fully (100%) vested, as of any Valuation Date giving written notice to the Committee, in such form as the Committee may require, at least fifteen (15) days before the date as of which the withdrawal is to be made. A Participant may make no more than two withdrawals under this Section 10.12 in any Plan Year. The amount he elects to withdraw will be distributed to him as soon as administratively feasible after the appropriate Valuation Date.

                                   ARTICLE 11
                                      LOANS
                                      -----

    11.01 Availability of Loans. Loans shall be permitted to Participants under this Plan, as established by the policy of the Committee. Any such loan shall be subject to such conditions and limitations (including such loan guidelines as may, from time to time, be established by the Committee) as the Committee deems necessary for administrative convenience and to preserve the tax-qualified status of the Plan. Notwithstanding the foregoing, except to the extent otherwise required under the Code or ERISA, loans shall not be permitted under this Plan to (a) any Beneficiary or (b) any Participant after the Participant has terminated employment with the Employer and its Affiliates.

    11.02  Amount of Loans. Subject to the limitations contained in this
Article 11, any Participant may borrow from his Accounts an amount not exceeding the lesser of the following:

           (a) 50% of the combined current value of the Participant's Elective Deferral Account, Rollover Account and vested Company Account, determined on the date of such Participant's request for a loan, reduced by the outstanding balance of all other loans from the Plan, or

           (b) the vested portion of his Accounts up to $50,000, reduced by the greater of (1) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, or (2) the outstanding balance of loans from the Plan on the date on which such loan is made.

    11.03 Conditions of the Loan. The loan shall be subject to the following conditions:

           (a) The interest rate on all loans shall be commercially reasonable at the time the Committee approves the loan. All loans shall be evidenced by a note and shall be adequately secured as to principal and interest. No more than 50% of the Participant's vested portion of his Accounts valued immediately after the origination of each loan shall serve as security for his outstanding loan, provided, however, that the terms of any loan may be adjusted at any time, in the sole and absolute discretion of the Committee to ensure that there is adequate security for the loan. No loan may have a term in excess of five years, except for a loan obtained to acquire a principal residence which may not have a term in excess of fifteen years.

           (b) The Committee shall be responsible for the collection of all loans. Upon default of any loan, the entire unpaid balance shall, if the immediate distribution of the Participant's Account is to be made, be offset against that portion of the Participant's Account which serve as security for his loan, upon his first becoming entitled to received a distribution in accordance with the relevant portion of Article 10 of the Plan, whether or not the Participant elects to have his payments commence at that time.

    11.04 Loan Policy. The Committee is authorized and directed to administer the loan program in accordance with the regulations and rulings of the Internal Revenue Service and the Department of Labor. The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan policy and the terms specified in such loan policy are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan policy as it deems necessary to carry out the provisions of this Article 11.

                                   ARTICLE 12
                            LEVERAGED EMPLOYEE STOCK
                            OWNERSHIP PLAN PROVISIONS
                            -------------------------

    12.01 Effect of Article. Notwithstanding anything to the contrary contained in the Plan, the provisions of this Article 12 shall control the interpretation and administration of the Plan where applicable.

    12.02 Definitions. The following terms when used in this Article 12 shall have the designated meaning unless a different meaning is plainly required by the context in which the term is used:

           (a)  "Disqualified Person" shall mean a person defined in Code
                Section 4975(e)(2) and shall mean a party in interest as defined in ERISA Section 3(14).

           (b) "Exempt Loan" shall mean any loan made to the Leveraged ESOP, by a Disqualified Person or guaranteed by a Disqualified Person, pursuant to the provisions of Section 12.04.

           (c) "Financed Stock" shall mean Common Stock acquired with the proceeds of an Exempt Loan.

           (d) "Indebtedness" shall mean the principal amount of any indebtedness incurred by the Plan in connection with the acquisition of Financed Stock.

           (e) "Interest" shall mean interest payable by the Plan with respect to Indebtedness.

           (f) "Leveraged ESOP" shall mean the portion of the Plan described in this Article 12.

           (g) "Release Date" shall mean each date specified in Section 12.05(c) for the release of shares of Common Stock from the Stock Suspense Account for allocation to Participants' Employer Accounts.

           (h) "Stock Suspense Account" shall mean an account credited with the Financed Stock prior to the release there from in accordance with Section 12.05(d).

           (i) "Unallocated Financed Stock" shall mean shares of Financed Stock that remain in the Stock Suspense Account prior to the release of such shares from the Stock Suspense Account and the allocation of such shares to Participants' Employer Accounts.

    12.03  Purpose and Nature of the Leveraged ESOP.
           -----------------------------------------

           (a) The primary purpose of the Leveraged ESOP is to enable Participants to share in the growth and prosperity of HEICO Corporation and its Affiliates by enabling Participants to acquire stock ownership interests in the form of Common Stock. Accordingly, the Leveraged ESOP is an employee stock ownership plan within the meaning of Code Section 4975(e)(7) which is designed to invest primarily in Common Stock. The Leveraged ESOP may engage in loans (or other extensions of credit) to finance its acquisition of Common Stock, including such loans (or extensions of credit) from or secured primarily by a guarantee of the Company or an Affiliated Company or the expectation that the Company and its Affiliated Companies will make contributions to the Leveraged ESOP in amounts sufficient to enable the Leveraged ESOP to amortize such loans (or extensions of credit).

           (b) The Leveraged ESOP is intended to be and shall be a stock bonus plan within the meaning of Treasury Regulation Section 1.401-1(b)(1)(iii) that is qualified under Code Section 401(a). It is designed to meet the requirements for an employee stock ownership plan within the meaning of Code Section 4975(e)(7) and ERISA Section 407(d)(6) and regulations thereunder and may enter into one or more Exempt Loans pursuant to this Article
                12. Separate accounting shall be maintained with respect to the Leveraged ESOP, any Exempt Loan and Financed Stock acquired with the proceeds of such Exempt Loan.

           (c) The terms of any Exempt Loan shall comply with all the requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b).

    12.04 Requirements as to Exempt Loans. No loan shall be entered into on behalf of the Leveraged ESOP which is a loan made or guaranteed by a Disqualified Person unless the Committee determines that all of the requirements of this Section including each of the following requirements are met:

           (a) the terms shall be as favorable to the Plan as the terms of a comparable loan from arms-length negotiations between independent parties;

           (b) the interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the loan, the security and guarantee involved, the credit standing of the Plan and the guarantor of the loan, and the interest rate prevailing for comparable loans;

           (c)  the loan shall be without recourse against the Plan;

           (d) the loan must be for a specific term under which the number of years to maturity is definitely ascertainable at all times;

           (e) the loan may not be payable at the demand of any person except in the case of default;

           (f) the only assets of the Plan that may be given as collateral on the loan are Common Stock acquired with the proceeds of the Exempt Loan or Common Stock used as collateral on a prior Exempt Loan repaid with the proceeds of the Exempt Loan;

           (g) no person entitled to payment under the loan shall have any right to assets of the Plan other than collateral given for the loan, contributions made to the Plan to enable it to meet its obligations under the loan, and earnings attributable to such collateral and such contributions;

           (h) the value of Plan assets transferred in satisfaction of the loan upon an event of default shall not exceed the amount of the default;

           (i) if the lender is a Disqualified Person, Plan assets may only be transferred upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan;

           (j) upon payment of any portion of the balance due on the loan, the assets pledged as collateral for such portion shall be released from encumbrance;

           (k) the loan shall be repaid only from proceeds of an Exempt Loan, amounts contributed to the Plan by the Company or its Affiliated Companies to enable the Plan to repay such loan, earnings on such contributions, and earnings on Financed Stock acquired with the proceeds of such loan (including dividends and proceeds of sale of such Financed Stock, so long as such use of proceeds complies with applicable requirements of the Code and regulations thereunder); and

           (l) the loan must be primarily for the benefit of Participants and their beneficiaries.

    12.05  Use of Exempt Loan Proceeds.
           ----------------------------

           (a) The proceeds of any Exempt Loan shall be used within a reasonable time after receipt thereof to acquire Common Stock, to repay such loan, or to repay a prior Exempt Loan as determined by the Committee in its sole discretion. Except as required by law, Common Stock acquired with the proceeds of an Exempt Loan may not at that time or at any time thereafter be subject to any put, call, option, buy-sell or other similar arrangement.

           (b) All shares of Common Stock acquired by the Trustee with the proceeds of an Exempt Loan shall be allocated to a separate Stock Suspense Account within the Trust and be held therein until allocated to the Employer Accounts of Participants pursuant to the provisions of Section (d) below.

           (c) As of the last day of any Plan Year (each date being referred to as a "Release Date"), there shall be released from the Stock Suspense Account and allocated to Participants' Company Accounts in accordance with the provisions of Section 12.06(c) below a number of shares of Financed Stock, as determined in a reasonable and nondiscriminatory manner by the Committee and subject to the provisions of Sections (d) and (e) below.

           (d) If the conditions of this Section 12.05(d) are satisfied, the percentage of Financed Stock to be released on each Release Date equals the Indebtedness repaid during the current Plan Year divided by the Indebtedness originally incurred.

                (1) The formula set forth in this Section 12.05(d) may be used if (i) the Board elects its use no later than the time when stock acquired under a particular Loan Agreement is first released, (ii) the term of the Loan Agreement does not exceed ten (10) years, and (iii) the Loan Agreement provides for the repayment of Indebtedness on a basis that results in the amortization of Indebtedness no less rapidly than under standard amortization tables.

           (e) If the formula set forth in Section 12.05(d) is not used, the percentage of shares of Financed Stock so released from the Stock Suspense Account, as of each Release Date shall not be less than the total number of shares of Financed Stock in the Stock Suspense Account immediately prior to the first day of such Plan Year multiplied by a fraction, the numerator of which is equal to the total dollar amount of Indebtedness and Interest actually paid by the Trustee with respect to such Plan Year to amortize the Exempt Loan and the denominator of which is the sum of the numerator plus the total dollar amount of Indebtedness and Interest due for all future periods of such Exempt Loan after the end of such Plan Year.

    12.06  Allocations and Accounting.
           ---------------------------

           (a) The provisions of this Section 12.06 shall govern the allocation of Employer Contributions that are used to make payments on an Exempt Loan.

           (b) Any Financed Stock acquired by the Leveraged ESOP shall be allocated initially to the Stock Suspense Account. Each Participant's Employer Account shall reflect such Participant's interest in the Leveraged ESOP.

                (1) Each Participant's Employer Account shall be credited with its allocated share of Common Stock released from the Stock Suspense Account pursuant to Sections 12.05(d) and 12.05(e). Each Participant's Employer Account will be credited with its allocable share of cash dividends on Common Stock allocated to such Participant's Employer Account and proceeds from the sale of such shares of Common Stock.

                (2) Each Participant's Employer Account shall be debited for Common Stock distributed to said Participant from such Employer Account pursuant to applicable Plan provisions, or for its allocable share of Common Stock sold by the Trustee or otherwise removed from such Employer Account in accordance with any applicable provisions of the Plan. Each Participant's Employer Account shall be debited for cash payments which are distributed to said Participant from such Account pursuant to applicable Plan provisions.

           (c) All Common Stock released from the Stock Suspense Account as of any Release Date are allocated among the Participants' Employer Matching Contribution Account, to the extent that Employer Matching Contributions made on their behalf were utilized to pay Interest or repay Indebtedness. Common Stock not so allocated is allocated to the Equity Builder Contributions Account of active Participants in accordance with the provisions of Section 4.04(b).

           (d) As of each Release Date in each Plan Year, the Financed Stock that is released from the Stock Suspense Account, if any, pursuant to the provisions of Sections 12.05(d) and 12.05(e) shall be allocated to the Employer Accounts of Participants. Each Participant's allocable share of Financed Stock shall be calculated by multiplying the aggregate number of shares of Financed Stock released on such Release Date by a fraction, the numerator of which is the Contribution made for such Plan Year by the Employer on behalf of such Participant pursuant to
                Section 4.04, and the denominator of which is the aggregate contribution to be made by the Employer on behalf of all Participants pursuant to Section 4.04 for such Plan Year.

    12.07  Use of Cash Dividends on Common Stock.
           --------------------------------------

           (a) All dividends received with respect to Financed Stock are used to pay Interest or repay Indebtedness. If, however, dividends that would otherwise be allocated to Participants' Accounts or distributed to them in accordance with Section 12.08 are used to pay Interest or repay Indebtedness, Company Stock equal in value to the dividends so applied must be allocated to each Participant's Equity Builder Account, in addition to any other allocations under this Plan.

           (b) Except as otherwise provided for in Section 12.09, after a loan has been repaid, dividends on stock acquired with the proceeds of the loan are distributed or allocated in accordance with
                Section 12.08. The refinancing of a loan through a new loan transaction is not deemed to be repayment for purposes of this
                Section 12.07.

    12.08 Pass-Through of Dividends on Company Stock. Effective for Plan Years beginning before January 1, 2002, and except as otherwise provided for in
Section 12.07, all dividends received with respect to Company Stock held by the Plan must, in the discretion of the Committee, either be (a) distributed to Participants no later than 90 days after the end of the Plan Year in which they are received, or (b) allocated to Participants' Equity Builder Accounts; or (c) allocated to Participants' Matching Contribution Accounts. This distribution or allocation shall equal in amount the value of dividends received by the Trust with respect to that number of shares of Common Stock which represents such Participant's proportional interest in the Company Stock Fund.

    12.09  Common Stock Cash Dividends.
           ----------------------------

           (a)  Cash Dividends Paid on or after November 1, 2002.
                -------------------------------------------------

                (1) Notwithstanding any other provision of Article 12 to the contrary, each Participant may elect to:

                       (i) receive a distribution in cash equal to the value of any cash dividends paid by the Company on or after November 1, 2002 and received by the Trust with respect to shares of Common Stock allocated to his Employer Accounts at the close of business on the ex-dividend date established for the payment of such cash dividends; or

                       (ii) reinvest in the Company Stock Fund any cash dividends paid by the Company on or after November 1, 2002 and received by the Trust with respect to shares of Common Stock allocated to his Employer Accounts at the close of business on the ex-dividend date established for the payment of such cash dividends.

                (2) Any distribution pursuant to Section 12.09(a)(1)(i) shall be made as soon as is administratively feasible following the receipt of the cash dividends by the Trust, but in no event later than 90 days after the close of the Plan Year in which such cash dividends were paid by the Company.

                (3)    If a Participant fails to make an election pursuant to
                       Section 12.09(a)(1)(i), he shall be deemed to have made an election pursuant to Section 12.09(a)(1)(ii).

           (b) Dividends Paid From November 1, 2001 to October 31, 2002. A Participant may make an election, as provided for in Section 12.09(a)(1), with respect to any cash dividends paid by the Company to the Trust during the Company's tax year ending October 31, 2002.

           (c) Elections. The Committee shall specify the manner in which Participants will be required to make their elections subject to the following conditions:

                (1) The Committee shall provide no less than annually each Participant an opportunity to make an election.

                (2) A Participant's election shall take effect immediately following receipt by the Committee and shall remain in effect until an election to the contrary is filed by such Participant.

                (3) A Participant's election shall become irrevocable the latter of (i) that date on which the cash dividends attributable to such election are paid to the Trust, or
                       (ii) the date established by the Committee for revoking such an election.

                (4) The rules established by the Committee for making an election shall be applied in a uniform and nondiscriminatory manner.

           (d) Vesting. Notwithstanding anything in the Plan to the contrary, a Participant shall become fully vested in all cash dividends received by the Trust for which an election pursuant to Section 12.09(a)(1) is offered.

    12.10  Diversification Election.
           -------------------------

           (a)  (1)    With respect to any shares of Common Stock allocated
                       to a Participant's Employer Account after December
                       31, 2006, the Participant shall be entitled to elect to direct the Plan to divest any such shares and to reinvest an equivalent amount in other Investment
                       Funds which satisfy the requirements of Section
                       12.10(c) hereof.

                (2) With respect to any shares of Common Stock allocated to a Participant's Employer Account prior to January 1, 2007, then the divestment rule set forth in
                       Section 12.10(a)(1) only applies to the percentage of shares of Common Stock as follows:

                               Plan Year       Percentage
                               ---------       ----------
                                 2007             33.3%
                                 2008             66.7%
                                 2009            100.0%

                       provided, however, this three year phase-in rule does not apply to a Participant who has attained age 55 and who has completed at least 3 Years of Service as of January 1, 2006, as those Participants can divest up to 100% as of January 1, 2007.

           (b) Except as otherwise determined by the Committee as may be necessary and appropriate, a Participant's election to divest pursuant to Section 12.10(a) as to a Plan Year may be made at any time by filing a written election with the Committee. The Committee shall direct the Trustee in writing to liquidate, including a specific direction as to the manner in which to liquidate, the shares of Common Stock as to which a Participant has made a transfer election and to transfer such cash proceeds to the other Investment Fund or Funds elected as soon as administratively feasible after such transfer election has been made.

           (c) For purposes of this Section 12.10, other Investment Funds must include not less than three (3) Investment Funds, other than Company Stock, to which the Participant may direct the proceeds of divestment of Company Stock required by this Section 12.10, each of which options is diversified and has materially different risk and return characteristics.

    12.11 Voting and Tendering of Company Stock. The Trustee shall vote each share of Common Stock held under the Plan. Each Participant shall be entitled to direct the Trustee as to the manner in which the voting rights attributable to the shares of Common Stock allocated to his Employer Accounts as of the relevant record date are to be exercised. The Trustee shall vote all shares of Common Stock as to which it receives timely voting instructions solely in accordance with such instructions, provided that the Trustee may vote the shares as it determines is reasonably necessary to fulfill its fiduciary duties under ERISA. If a Participant does not, with respect to any matter, give instructions concerning the voting of stock allocated to his Employer Accounts, the Trustee shall vote that Participant's Employer Accounts Common Stock in the same proportions as Common Stock for which instructions have been received, subject to its fiduciary duties under ERISA.

    Except as otherwise required by the fiduciary standards of ERISA Section 404, the Trustee shall vote Common Stock held in the Stock Suspense Account in the same proportions as Common Stock that has been allocated to Participants' Employer Accounts.

                                   ARTICLE 13
                              TOP-HEAVY PROVISIONS
                              --------------------

    13.01 Top-Heavy. The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

           (a) The following terms when used in this Article 13 shall have the designated meaning unless a different meaning is plainly required by the context in which the term is used:

                (1) "Key Employee" shall mean any individual who meets the criteria of a Key Employee as defined in Code Section 416(i)(1).

                (2) "Determination Date" shall mean, with respect to any Plan Year, the last day of the immediately preceding Plan Year.

                (3) "Permissive Aggregation Group" means any grouping of plans of the Employer which includes the Required Aggregation Group, plus any other plans of the Employer that allow, when aggregated, the resulting group of plans to meet the requirements of Code Sections 401(a)(4) and 410.

                (4) "Required Aggregation Group" means each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410.

                (5) "Non-Key Employee" shall mean any individual who is not a Key Employee.

           (b) The Plan will be considered a Top-Heavy Plan for the Plan Year, if, as of the last Determination Date:

                (1) the aggregate of the Accounts of Participants who are Key Employees exceeds 60% of the aggregate of the accounts of all Participants (the "60% Test"), or

                (2) the Plan is part of a Required Aggregation Group and the Required Aggregation Group meets the requirements of
                       Section 13.01(b)(1).

                However, and notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a Required or Permissive Aggregation Group which is not top-heavy. Distributions made with respect to Employees within the five-year period ending on the Determination Date shall be included for purposes of making the 60% Test. If any employee has not performed services for the Employer at any time during the five-year period ending on the Determination Date, any Account of such employee shall not be taken into account for purposes of the foregoing determination. If any Employee is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, the Non-Key Employee's Account shall not be taken into account for purposes of the foregoing determination for any Plan Year following the last Plan Year for which the Employee was treated as a Key Employee.

                Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of Code
                Section 416(g)) the accounts of an Employee other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). Rollover Contributions or transfers initiated by the Employee and made from another qualified plan within the meaning of Code Section 401(a) maintained by an employer (other than the Employer or an Affiliated Company), shall not be taken into account with respect to this Plan for purposes of determining whether this Plan is top-heavy (or whether any aggregation group which includes this Plan is top-heavy).

           (c) The minimum annual contribution for a Non-Key Employee shall be equal to the lesser of:

                (1)    3% of his compensation (within the meaning of Code
                       Section 415), or

                (2) the percentage at which contributions are made (or required to be made) under the Plan, including Elective Deferral Contributions, for the plan year for the Key Employee for whom such percentage is the highest.

                Each Participant who is a Non-Key Employee and who is also a Participant in a defined benefit plan maintain by the Employer shall receive a minimum benefit accrual under the defined benefit plan to the extent provided therein, and, to the extent that the minimum benefits provided thereunder are not sufficient to satisfy the requirements of Code Section 416, shall receive a minimum contribution under this Plan. The minimum contribution under this Plan shall in no event be greater than that which is necessary, when combined with the benefits provided to the Participant under the defined benefit plan (including the minimum benefit provisions therein), to satisfy the requirements of Code Section 416.

           (d) If the Plan is top-heavy for any Plan Year, a Participant's Account shall be vested in accordance with the following table. However, in no event shall the vested percentage of any Participant Account be less than that provided in Section 8.01 of the Plan if the Plan were not top-heavy for such Plan Year.

                  Years of Service         Vested Percentage
                  ----------------         -----------------

                  less than 2                      0%
                  2 but less than 3               20%
                  3 but less than 4               40%
                  4 but less than 5               60%
                  5 but less than 6               80%
                  6 or more                      100%

           (e) If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Section 13.01(d) shall continue to apply in determining the deferred vested benefit of any Participant who had a least three years of vesting service as of December 31 in the last Plan Year of top-heaviness. For other Participants, said schedule shall apply only to their Account balances as of such December 31.

    13.02 Modification of Top-Heavy Rules. Notwithstanding anything contained in this Plan to the contrary, for purposes of determining whether the plan is a top-heavy plan under Code Section 416(g), and whether the plan satisfies the minimum benefits requirements of Code Section 416
           (c) for such years the following shall apply:

           (a)  Determination of top-heavy status.
                ----------------------------------

                (1) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for plan years beginning after December 31, 2006), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                (2)    Determination of present values and amounts. This
                       Section 13.02(a)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                (3) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                (4) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

           (b)  Minimum benefits.
                -----------------

                (1) Matching contributions. Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the plan. The preceding sentence shall apply with respect to Matching Contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

                (2) Contributions under other plans. The employer may provide in the adoption agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

                                   ARTICLE 14
                               PLAN ADMINISTRATION
                               -------------------

    14.01 Committee. The day-to-day operations of the Plan are administered by one or more persons appointed by the Board of Directors, who are referred to in this Plan as the "Committee". The Board may remove any member of the Committee at any time with or without cause. The Board will fill vacancies in the Committee as soon as is reasonably possible after the vacancy occurs. Until a new appointment is made, the remaining member or members of the Committee have full authority to act. The Board is responsible for transmitting to the Trustee the names and authorized signatures of the members of the Committee and, as changes take place in membership, the names and signatures of new members. Any member of the Committee may resign by delivering his written resignation to the Board, the Trustee and the Committee. Any such resignation becomes effective upon its receipt by the Board or on such other date as is agreed to by the Board and the resigning member. The Committee acts by a majority of its members at the time in office, and such action may be taken either by vote at a meeting or by consent in writing without a meeting. The Committee may adopt such rules and appoint such subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan.

    14.02 Powers of the Committee. In carrying out its duties with respect to the general administration of the Plan, the Committee has, in addition to any other powers conferred by the Plan or by law, the following powers:

           (a) to determine all questions relating to eligibility to participate in the Plan;

           (b) to compute and certify to the Trustee the amount and kind of distributions payable to Participants and their Beneficiaries;

           (c) to maintain all records necessary for the administration of the Plan except for those maintained by the Company or Trustee;

           (d) to interpret the provisions of the Plan and to make and publish such rules for the administration of the Plan not inconsistent with the terms thereof;

           (e) to establish and modify the method of accounting for the Plan or the Trust;

           (f) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties hereunder;

           (g) to appoint, at the direction of the Company, an Investment Manager (as defined in ERISA Section 3(38)), who shall have responsibility for investment of the Trust Fund; and

           (h) to perform any other acts necessary and proper for the administration of the Plan, except such acts that are to be performed by the Company or the Trustee.

    14.03 Indemnification of Members of the Committee. The Company agrees to indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his action or failure to act in such capacity, excepting only expenses and liabilities arising out of his own willful misconduct or gross negligence. This right of indemnification is in addition to any other rights to which any member of the Committee may be entitled.

    14.04 Liabilities for which Members of the Committee are Indemnified. Liabilities and expenses against which a member of the Committee is indemnified hereunder include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or her or the settlement thereof.

    14.05 Company's Right to Settle Claims. The Company may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Company.

    14.06 Fiduciary Liability Insurance. If the Company obtains fiduciary liability insurance to protect the Committee, the provisions of this Section
14.06 will apply only to the extent that such insurance coverage is not sufficient.

    14.07 Designation of Members of the Committee as Named Fiduciaries. The members of the Committee are hereby designated as "named fiduciaries", within the meaning of Section 402(a) of ERISA, with respect to the operation and administration of the Plan and are, except to the extent provided by Section 14.08, jointly responsible for administering the Plan in accordance with its terms.

    14.08 Procedures for Allocating or Delegating Fiduciary Responsibilities. The Committee may establish procedures for (a) the allocation of fiduciary responsibilities (other than "trustee responsibilities" as defined in Section 405(c) of ERISA) under the Plan among its members, and (b) the designation of persons other than named fiduciaries to carry out fiduciary responsibilities (other than trustee responsibilities) under the Plan.

    If any fiduciary responsibility is allocated or delegated to any person, no named fiduciary is liable for any act or omission of such person, except as provided in Section 405(c) of ERISA.

    The Company shall be empowered to appoint and remove the Trustee and Committee from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

    14.09 Filing of Claim. If a dispute arises between the Committee and a Participant or Beneficiary over the amount of benefits payable under the Plan, the Participant or Beneficiary may file a claim for benefits by notifying the Committee in writing of his claim. Such notification may be in any form adequate to give reasonable notice to the Committee, must set forth the basis of the claim and must authorize the Committee to conduct such investigations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the claimant may be entitled under the Plan.

    14.10 Time for Initial Decision. The Committee is required to decide whether to grant a claim within 90 days after the date on which the claim is filed, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time. No extensions, however, are permitted beyond 90 days after the date on which the claimant received notice of the extension of time from the Committee. If the Committee fails to notify the claimant of its decision to grant or deny the claim within the time specified by this Section, the claim will be deemed to have been denied, and the review procedure described in Section 14.12 will become available to the claimant.

    14.11 Notice of Denial. Whenever a claim for benefits is denied, written notice prepared in a manner calculated to be understood by the claimant, will be provided to him, setting forth the specific reasons for the denial and explaining the procedure for reconsideration of the decision made by the Committee. If the denial is based upon submission of information insufficient to support a decision, the Committee will specify the information necessary to perfect the claim and its reasons for requiring such additional information.

    14.12 Manner of Reconsideration. Any claimant whose claim is denied may, within 60 days after his receipt of written notice of denial, request in writing a reconsideration of its decision by the Committee. The claimant or his representative may examine any Plan documents relevant to his claim and may submit issues and comments in writing.

    14.13 Time for Reconsideration. The Committee is required to review and reconsider its decision within 60 days after its receipt of the claimant's written request, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time. A decision must, however, be made no later than 120 days after the Committee's receipt of the claimant's written request. If the Committee fails to notify the claimant of its decision within the time specified by this Section, the claim will be deemed to have been denied on reconsideration.

    14.14 Notice of Adverse Decision on Reconsideration. The Committee's decision to deny a claimant's request for reconsideration must be in writing, must state specifically the reasons for the decision, must be written in a manner calculated to be understood by the claimant and must make specific reference to the pertinent Plan provisions upon which it is based.

    14.15 Expenses of the Committee. The members of the Committee serve without compensation for services as such. All expenses of the Committee are paid out of the Trust Fund, unless paid by the Employers. Expenses payable from the Trust include any expenses incidental to the functioning of the Committee, including, but not limited to, fees of legal counsel, accountants and other specialists.

    14.16 Conduct of Committee Business. The Committee may select one of its members as secretary to keep minutes of its proceedings and to have custody of all data, records and documents pertaining to the administration of the Plan. The Committee may authorize one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee must notify the Trustee in writing of such action and the name or names of those designated. The Trustee thereafter may accept and rely conclusively upon any direction or document executed by such member or members as representing action by the Committee until such time as the Committee files with the Trustee a written revocation of the designation.

    14.17 Agent for Service of Process. The Committee is hereby designated as the agent for service of process in any action brought against the Plan or Trust.

                                   ARTICLE 15
                            AMENDMENT AND TERMINATION
                            -------------------------

    15.01 Right to Amend. The Company intends for the Plan to be permanent so long as the Company exists; however, it reserves (through action of either the Committee or the Board) the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Code Sections 401(a) and 401(k) or to insure compliance with ERISA; provided, however, that the Company shall not have the authority to amend this Agreement in any manner which will:

           (a) Permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participant or their Beneficiaries;

           (b) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer;

           (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

    15.02 Termination and Discontinuance of Contributions. The Company (through action of either the Committee or the Board) shall have the right at any time and for any reason to terminate this Plan (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Trust Fund, after payment of any expenses properly chargeable against the Trust Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to distributions based on each Participant's Account balance in the Plan. In the event that this Plan is partially terminated, then the provisions of this
Section 15.02 shall apply, but solely with respect to the Employees Participating Employer and shall not affect the sponsorship of the Plan by the Company or any other Participating Employer.

    In the event the Plan is terminated, partially terminated or Employer Contributions discontinued, the Employer Account shall be fully vested in the Participants. Any distribution after termination of the Plan may be made at any time, and from time to time, in whole or in part to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in annuity contracts (other than life annuity contracts), if applicable, as the Committee in its discretion may determine, or, if there shall be no Committee, as the Company in its discretion may determine. In making such distribution any and all determinations, divisions, appraisals, apportionments and allotments so made shall be final and conclusive.

    15.03 Supplements. In adopting the Plan or at any time thereafter, an Employer may adopt a Supplement that modifies or adds to the Plan. Any Supplement shall be effective only if approved by the Board. Upon its effective date, any Supplement shall be deemed incorporated by reference into the Plan as adopted by such Employer.

    15.04 Merger of the Plan. In the event of any merger or consolidation of the Plan with or transfer in whole or in part of the assets and liabilities of the Trust or another trust fund held hereunder to any other plan of deferred compensation maintained or to be established for the benefit of some or all of the Participants of this Plan, the assets of the Trust applicable to such Participants shall be transferred to the other trust fund only if:

           (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit, which he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had been terminated);

           (b) Resolutions of the Boards of Directors of all Employers under this Plan and of any new or successor employer of the affected Participants shall authorize such transfer of assets; and

           (c) Such other plan is qualified under Code Section 401(a) and the related trust is exempt from tax under Code Section 501(a).

                                   ARTICLE 16
                             PARTICIPATING EMPLOYERS
                             -----------------------

    16.01 Participation by Participating Employers. A Participating Employer may adopt this Plan by a properly executed document evidencing such adoption, with the consent of the Board. Each Participating Employer delegates all fiduciary and administrative responsibilities (including the appointment and removal of fiduciaries) allocated under the Plan to the Company, the Committee and other fiduciaries of the Plan. Provided, however, that this delegation of fiduciary and administrative responsibilities may be altered by agreement between the Company and a Participating Employer.

    All Participating Employers shall be listed in Appendix A to the Plan.

    16.02 Withdrawal of Participating Employers. Any Participating Employer (including a present or past Employer) may discontinue or revoke its participation in the Plan at any time without affecting the other Employees in the Plan by delivering to the Committee a copy of resolutions to such effect. The Committee may, in its absolute discretion, terminate the participation in the Plan of any Participating Employer (including a present or past Affiliated Employer) at any time such Employer fails to discharge its obligations under the Plan.

    After any discontinuance of participation, the Trustee shall transfer, deliver and assign contracts and any other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate qualified plan for its Employees; provided, however, that no such transfer shall be made if the result is the elimination or reduction of any benefits protected under Code Section 411(d)(6). If no successor trustee is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of the Trust. In no event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

    16.03 Requirements of Participating Employers. Each Participating Employer shall be required to use the Trustee as provided in this Plan. The Trustee may, but is not required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer who contributed such assets.

    16.04 Transfers Between Participating Employers. If a Participant is transferred to or from a Participating Employer, this transfer shall not affect the Participant's rights under the Plan, and all amounts credited to such Participant's Accounts, as well as his accumulated service for eligibility and vesting, shall continue to his credit. An Employee transferred between Participating Employers shall be credited with all accumulated service for eligibility and vesting. No such transfer shall be considered a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall be obligated to the Employee under the Plan in the same manner as was the Participating Employer from whom the Employee was transferred.

    16.05 Participating Employer Contributions. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer, and shall be allocated only among the Participants eligible to a share of the contributions of the Employer or Participating Employer making the contribution. On the basis of the information furnished by each Participating Employer, the Committee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer.

                                   ARTICLE 17
                                  MISCELLANEOUS
                                  -------------

    17.01 Laws of Florida to Apply. Except to the extent superseded by ERISA, all questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the State of Florida.

    17.02 Protected Benefits. Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, authority issued by the Internal Revenue Service, or judicial authority.

    17.03 Credit for Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, effective as required by USERRA (i.e., December 12, 1994), contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

    17.04 No Rights under the Plan except as Set Forth Herein. Nothing in this Plan, express or implied, is intended to confer upon or give to any person, firm, association, or corporation, other than the parties hereto and their successors in interest, any right, remedy, or claim under or by reason of this Plan or any covenant, condition, or stipulation hereof, and all covenants, conditions and stipulations in this Plan, by or on behalf of any party, are for the sole and exclusive benefit of the parties hereto.

    17.05 Undefined Terms. Unless the context clearly requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by ERISA and the Code.

    17.06 Number and Gender. When appropriate the singular as used in this Plan shall include the plural and vice versa; and the masculine shall include the feminine.

    IN WITNESS WHEREOF, HEICO Corporation has caused this instrument, approved as of the 30th day of January 2008, to be executed by its duly authorized officer.

                                                HEICO CORPORATION

                                                By: /s/ Thomas S. Irwin
                                                    --------------------------
                                                Title: Treasurer

                                   APPENDIX A

                         PARTICIPATING EMPLOYERS IN THE

                        HEICO SAVINGS AND INVESTMENT PLAN
                        ---------------------------------

Participating Employer                    EIN                  Effective Date
----------------------                    ---                  --------------
HEICO Corporation                         65-0341002           January 1, 1985
Jet Avion Corporation                     59-2699611           July 1, 1985
LPI Industries Corporation                65-0054782           April 1, 1989
HEICO Aerospace Corporation               59-0791770           April 27, 1993
Aircraft Technology, Inc.                 65-0233725           October 1, 1998
Radiant Power Corp.                       65-0892651           February 1, 1999
McClain International, Inc.               58-0876596           October 1, 1998
Rogers-Dierks, Inc.                       58-2428936           October 1, 1999
Turbine Kinetics, Inc.                    65-0845883           October 1,1999
Thermal Structures, Inc.                  95-3575611           August 1, 1999
Santa Barbara Infrared, Inc.              77-0111325           January 1, 2000
Northwings Accessories Corp.              65-0312802           January 1, 2000
Leader Tech, Inc.                         04-2667972           April 1, 2000
Future Aviation, Inc.                     65-1011336           April 1, 2001
Analog Modules, Inc.                      59-2074349           May 1, 2001
Jetseal, Inc.                             91-1433851           January 1, 2002
Inertial Airline Services, Inc.           34-1823836           January 1, 2002
HEICO Aerospace Parts Corp.               65-1146790           July 1, 2002
Aviation Facilities, Inc.                 03-0377215           July 1, 2002
Aero Design, Inc.                         62-1858631           January 1, 2003
NIACC-Avitech Technologies, Inc.          51-0453669           July 1, 2003
Sierra Microwave Technology, LLC          37-1480034           January 1, 2004
Connectronics Corp.                       20-1971140           December 1, 2004
Lumina Power, Inc.                        20-2350926           May 1, 2005
Engineering Design Team, Inc.             93-0964386           January 1, 2006
Arger Enterprises, Inc.                   95-3296745           January 1, 2007
Prime Air, LLC                            20-5545289           January 1, 2007
DEC Technologies, Inc.                    26-0348155           January 1, 2008
Meridian Industrial, Inc.                 26-0837681           January 1, 2008

                                   APPENDIX B

                             PRIOR EMPLOYER ACCOUNTS

The term "Prior Employer Account" shall mean the Accounts established to hold assets attributable to the following plans merged with or had assets transferred to this Plan:

(1) Air Radio & Instrument Corp. Profit Sharing Plan as in existence prior to its merger with and into this Plan as of June 30, 2000.

(2) California Manufacturing Enterprises and Affiliates 401(k) Profit Sharing Plan as in existence prior to the transfer of assets into this Plan as of March 15, 2000.

(3) Santa Barbara Infrared, Inc. 401(k) Profit Sharing Plan as in existence prior to its merger with and into this Plan as of December 31, 2001.

                                   APPENDIX C

           SPECIAL RULES FOR PARTICIPANTS WITH PRIOR EMPLOYER ACCOUNTS
           -----------------------------------------------------------

The provisions of this Appendix C shall apply only in the case of each Participant who has a Prior Employer Account and elects an annuity as a form of distribution from the Plan. The following provisions of this Appendix C shall apply notwithstanding any other provision of the Plan to the contrary:

(a) If the value of a Participant's vested account balance derived from employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $1,000, and the account balance is immediately distributable, the Participant (or where the Participant has died, his Beneficiary) must consent to any distribution of such account balance. The consent of the Participant shall be obtained in writing within the 30-day period before distribution.

      Notwithstanding the foregoing, the consent of the Participant shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of the Plan, if the Employer or any Affiliate does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), the Participant's account balance will, without the Participant's consent, be distributed to the Participant.

(b) If distributions are made in installments, then the amount of the installment to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Treasury Regulation Section 1.72-9, Table V and VI or, in the case of payments under a contract issued by an insurance company, by use of the life expectancy tables of the insurance company. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, but the life expectancy of a nonspouse Beneficiary may not be recalculated. If the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

(c) If a distribution is made as a life annuity term certain, the annuity shall provide equal monthly payments for the life of the Participant, with the condition that if the Participant dies before he has received all the guaranteed monthly payments, the Participant's designated Beneficiary shall receive monthly payments in the same amount as the Participant until the total guaranteed monthly payments have been made to the Participant and his Beneficiary combines. Guaranteed monthly payments shall not extend beyond 20 years.

(d) Any annuity distributed from the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

(e) The provisions of this paragraph (e) shall apply to any Participant who elects to receive his Account Balance in the form of an annuity.

      (1) Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, the Account balance of a married Participant's who elects to receive an annuity will be paid in the form of a Qualified Joint and Survivor Annuity and the Account balance of an unmarried Participant who elects to receive an annuity will be paid in the form of a life annuity.

      (2) Qualified Pre-Retirement Survivor Annuity. Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date, then the Participant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

(f)   Definitions.
      ------------

      (1) "Election period." The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separated from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

      (2) "Earliest retirement age." The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

      (3) "Qualified election." A waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity shall not be effected unless: (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific beneficiary including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the souse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall no be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

      Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in the Notice Requirements section below.

      (4) "Qualified Pre-Retirement Survivor Annuity." A survivor annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the vested Account Balance of the Participant.

      (5) "Qualified Pre-Retirement Survivor Annuity." A Survivor annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the vested Account Balance of the Participant.

      (6) "Spouse (surviving spouse)." The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

      (7) "Annuity starting date." The first day of the first period for which an amount is paid as an annuity or any other form.

      (8) "Vested account balance." The aggregate value of the Participant's vested account balances derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section shall apply to a Participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution.

(g)   Notice Requirements.
      --------------------

      (1) In the case of a Qualified Joint and Survivor Annuity, the Committee shall no less than 30 days and no more than 90 days prior to the annuity starting date provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of Participant's spouse; and
(iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

      (2) In the case of a Qualified Pre-Retirement Survivor Annuity as described in paragraph (e)(2) above, the Committee shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph (e)(1) applicable to a Qualified Joint and Survivor Annuity.

            The applicable period for a Participant is whichever of the following periods ends at last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close to the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant;
(iii) a reasonable period ending after paragraph (3) below ceases to apply to the Participant; (iv) a reasonable period ending after this subsection first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

            For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) of the preceding paragraph is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. Is such a Participant thereafter returns to employment with the employer, the applicable period of such Participant shall be redetermined.

      (3) Notwithstanding the other requirements of this paragraph (3), the respective notices prescribed by this paragraph (3) need not be given to a Participant if (i) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, and (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity and does not allow a married Participant to designate a nonspouse beneficiary. For purposes of this paragraph (3), a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

(h) Distribution After Death of Participant. In the event of the death of a Participant after installment payments have begun, but prior to completion of such payments, the full amount of such unpaid benefits shall continue to be paid in the form of the previously established installments except that the Beneficiary may request that the remaining Account Balance be paid in a lump sum.

      In the event of the death of the Participant prior to the start of any payment of his Account Balance, distributions shall be made in the form and at the time or times selected by the Beneficiary pursuant to this Appendix C.